As filed with the Securities and Exchange Commission on October 29, 1997

1933 Act Registration No. 33-48613        1940 Act File No. 811-6705
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  ----------
                                 FORM N-1A
                           REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933         ( )
                        Pre-Effective Amendment No.            ( )
                      Post-Effective Amendment No. 10          (X)
                                    and/or
                           REGISTRATION STATEMENT
                  UNDER THE INVESTMENT COMPANY ACT OF 1940     ( )
                              Amendment No. 11                 (X)
                                  ----------
              G R A D I S O N - M C D O N A L D   M U N I C I P A L
                           C U S T O D I A N  T R U S T
        (Exact Name of Registrant as Specified in Declaration of Trust)

                    580 Walnut Street, Cincinnati, Ohio 45202
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (513) 579-5700
                                             Copy to:
Richard M. Wachterman                        Bradley J. Turner
Gradison-McDonald                            Gradison-McDonald
Municipal                                    Municipal
Custodian Trust                              Custodian Trust
580 Walnut Street                            580 Walnut Street
Cincinnati, Ohio  45202                      Cincinnati, Ohio  45202
Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
                      immediately upon filing pursuant to paragraph (b)
                -----   of Rule 485.
                  X   on November 1, l997  pursuant to  paragraph  (b) of Rule
                -----   485.
                      60 days after filing pursuant to paragraph (a)
                -----   of Rule 485.
                      on ___________ l99_ pursuant to paragraph (a) of
                        Rule 485
                                   ----------
Registrant's most recent Rule 24f-2 Notice was filed on August 22, 1997.
================================================================================

GRADISON-McDONALD MUNICIPAL CUSTODIAN TRUST

CONTENTS OF POST-EFFECTIVE AMENDMENT

The post-effective amendment to the registration statement of Gradison-McDonald Municipal Custodian Trust contains the following documents all with respect to the Gradison Ohio Tax-Free Income Fund:

        Facing Sheet

        Contents of Post-Effective Amendment

        Cross-Reference Sheet

        Part A - Prospectus

        Part B - Statement of Additional Information

        Part C - Other Information

        Signature Page

               GRADISON-MCDONALD MUNICIPAL CUSTODIAN TRUST

                      Cross-Reference Sheet

              Pursuant to Item 501(b) of Regulation S-K
                Under the Securities Act of 1933

 Form N-1A
Item Number                               Location in
-----------                               Prospectus
                                          -----------

 1. Cover Page . . . . . . . . . . . . . .Cover Page of Prospectus
 2. Synopsis . . . . . . . . . . . . . . .Expense Summary
 3. Condensed Financial Information  . . .Performance Calculations
 4. General Description of Registrant  . .Investment Objective and
                                           Policies; Hedging; Quality
                                           (Ratings); Maturity;
                                           Concentration; Other
                                           Investment Restrictions;
                                           Ohio Economic Considerations;
                                           General Information
 5. Management of Fund . . . . . . . . . .Management of the Trust,
                                           Distributions; Cover Page of
                                           the Prospectus
 6. Capital Stock and Other Securities   .Cover Page of Prospectus;
                                           Distributions; Taxes; General
                                           Information
 7. Purchase of Securities Being Offered .Purchases and Redemptions; Net
                                           Asset Value; Optional
                                           Shareholder Services;
                                          Management of the Fund
 8. Redemption or Repurchase . . . . . . .Purchases and Redemptions
 9. Pending Legal Proceedings  . . . . . .Not Applicable


                                          Location in Statement
                                          of Additional Information
                                          -------------------------

10. Cover Page   . . . . . . . . . . . .. Cover Page
11. Table of Contents  . . . . . . . . . .Table of Contents
12. General Information and History  . .  Description of the Trust
13. Investment Objectives and Policies . .Investment Restrictions;
                                          Factors
                                            Relating to Ohio; Portfolio
                                            Transactions
14. Management of the Fund . . . . . . . .Trustees and Officers of the
                                          Trust
15. Control Persons and Principal
     Holders of Securities  . . . . . . . . .     *
16. Investment Advisory and Other
     Services   . . . . .. . . . . . . .  Investment Adviser; Custodian
17. Brokerage Allocation and Other
     Practices   . . . . . . . . . . . .  Portfolio Transactions
18. Capital Stock and Other Securities    Description of the Trust
19. Purchase, Redemption and Pricing of
      Securities Being Offered . . . . . .Purchase of Shares;
                                            Redemption of Shares; Net
                                            Asset Value

20. Tax Status . . . . . . . . . . . . .  Taxes
21. Underwriters . . . . . . . . . . . .  Investment Adviser
22. Calculation of Performance Data
                   . . . . . . . . . . .  Performance Calculations
                                          (Prospectus)
23. Financial Statements . . . . . . . .  Financial Statements and
                                           Accountants

                           GRADISON OHIO TAX-FREE FUND

                        PROSPECTUS DATED NOVEMBER 1, 1997

The Gradison Ohio Tax-Free Income Fund ("Fund") is a diversified open-end management investment company which seeks to provide as high a level of after-tax current income exempt from Federal income tax and Ohio state personal income tax as is consistent with preservation of capital by investing primarily in municipal securities. The Gradison Division of McDonald & Company Securities, Inc. ("Gradison" or the "Adviser") is the investment adviser and principal underwriter for the Fund and acts as transfer agent of the Fund.

This Prospectus is designed to provide you with information that you should know before investing and should be retained for future reference. A Statement of Additional Information for the Fund, dated November 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is available upon request without charge from the Fund at 580 Walnut Street, Cincinnati, Ohio 45202 or by calling the phone numbers provided below.

For all information (including purchases, redemptions, and most recent yield), call 579-5700 from Cincinnati, Ohio or 1-800-869-5999 toll free.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK OR OTHER DEPOSITORY INSTITUTION AND ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load on purchases                          None
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees                                          .50%
12b-1 Fees                                               .25%
Other Expenses                                           .21%
                                                        ------
TOTAL FUND OPERATING EXPENSES                            .96%
                                                        ======

================================================================================
Example: You would pay the following expenses on a $1,000 investment assuming a 5% annual return* and redemption at the end of each period:

1 YEAR         3 YEARS            5 YEARS          10 YEARS
 $10             $31                $53              $118

*The 5% annual return is a standardized rate prescribed for use by all mutual funds for the purpose of this example and does not represent the past or future return of the Fund.

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. (For more information about Fund expenses, see "Purchases and Redemptions" and "Management of the Fund.")

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS

The table below presents the financial highlights of the Fund's operations. The information is expressed in terms of a single share outstanding throughout the period and has been audited by Arthur Andersen LLP, independent public accountants, whose unqualified report appears in the Statement of Additional Information.


                                                                      YEAR ENDED JUNE 30,            11 MONTHS   FOR THE PERIOD
                                                           --------------------------------------       ENDED      9/18/92 TO
                                                                1997          1996          1995      6/30/94(1)   7/31/93(2)

Net asset value at beginning of period                     $   12.899    $   12.773    $   12.466    $   13.316    $   12.500
                                                           ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                         .640          .648          .661          .593          .599
   Net realized and unrealized gain (loss)
     on investments                                              .467          .126          .308         (.743)         .813
                                                           ----------    ----------    ----------    ----------    ----------
Total income (loss) from investment operations                  1.107          .774          .969         (.150)        1.412
                                                           ----------    ----------    ----------    ----------    ----------
Total income (loss) from investment operations                  1.107          .774          .969         (.150)        1.412
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income                         (.639)        (.648)        (.662)        (.594)        (.596)
   Distributions from realized capital gains                       --            --            --         (.106)           --
                                                           ----------    ----------    ----------    ----------    ----------
Total distributions to shareholders                             (.639)        (.648)        (.662)        (.700)        (.596)
                                                           ----------    ----------    ----------    ----------    ----------
Net asset value at end of period                           $   13.367    $   12.899    $   12.773    $   12.466    $   13.316
                                                           ==========    ==========    ==========    ==========    ==========
Total return (3)                                                 8.80%         6.17%         8.00%        (1.27%)       11.56%
                                                           ==========    ==========    ==========    ==========    ==========
RATIOS/SUPPLEMENTAL DATA:
   Net assets at end of period (in millions)$              $     76.2    $     70.6    $     70.0    $     77.6    $     69.6
RATIOS NET OF EXPENSES WAIVED AND
   REIMBURSED BY THE ADVISER:
   Ratio of expenses to average net assets                        .96%          .97%          .97%          .90%(4)(5)    .75%(4)(5)
   Ratio of net investment income to
     average net assets                                          4.87%         4.99%         5.26%         4.94%(4)(5)   5.25%(4)(5)
   Portfolio turnover rate                                     134.33%        99.68%        80.19%        55.84%        45.04%

-----------------------------------------------------------------------------------------------------------------------------------

(1)  The Fund changed its fiscal year end to June 30, effective with the June 30, 1994 Annual Report.
(2)  No income was earned or expenses incurred from the date the initial shares were purchased by the Adviser (August 21, 1992)
     through the date of public offering (September 18, 1992).
(3)  Total returns are based upon an initial investment purchased without the applicable sales charge which was in effect prior to
     July 7, 1997, represent the actual returns over those periods, and have not been annualized.
(4)  During each of the periods ending June 30, 1994 and July 31, 1993, the adviser absorbed expenses of the Fund through waiver of a portion of the investment advisory fee. Assuming no waiver of expenses, the ratio of expenses to average net assets was .99%
     and 1.14% and the ratio of net investment income to average net assets was 4.85% and 4.86%, respectively.
(5)  Annualized.

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide as high a level of after-tax current income as is consistent with preservation of capital through investment primarily in obligations the interest from which is exempt from Federal income tax and from Ohio state personal income tax. There can be no assurance that the objective of the Fund will be achieved.


RISK FACTORS AND FOR WHOM THE FUND MAY BE APPROPRIATE

The net asset value and yield of the Fund's shares will fluctuate depending on market conditions and other factors, with the value of shares normally fluctuating inversely with changes in interest rates. There are risks associated with investment in municipal securities, options, and financial futures transactions, including changes by rating services of the rating of portfolio securities and in the ability of issuers to make payment of principal and interest. See "Investment Policies" at pages 3-8 of this Prospectus. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund may be appropriate for investors seeking income free of regular Federal income tax and Ohio income tax who can accept the fluctuations in the value of Fund shares inherent in investment in long-term debt securities. The Fund focuses on longer-term investment grade Ohio municipal securities. The Fund has a higher risk level and yield/return potential than fixed income investments of shorter maturity and/or higher-grade securities and may have a higher risk level than investments in more diversified municipal securities. The Fund has a lower risk level and yield/return potential than fixed income investments with lower grade securities and as compared to equity investments.


INVESTMENT POLICIES


The Fund normally invests substantially all (at least 80%) of the value of its net assets in securities, the interest from which is exempt from Federal income tax and Ohio state personal income tax and is not a tax preference item for purposes of the Federal alternative minimum tax ("AMT"). Although the Fund does not anticipate that it will ordinarily invest in securities subject to Federal income tax or the Ohio personal income tax, it may do so on a temporary basis when it is considered necessary because of the unavailability of Federal or Ohio tax-free securities. From the commencement of its operations (September 18, 1992) through June 30, 1997, 100% of the Fund's income dividends were free of Federal income and Ohio personal income taxes. Investment in securities, interest from which is an AMT tax preference item, normally will not exceed 20% of the value of the net assets of the Fund. During the fiscal year ending June 30, 1997, 12.9% of the Fund's income dividends were AMT tax preference items. At times, the Fund's Trustees or the Adviser may determine that conditions in the markets for tax-exempt securities make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Fund may invest more than 20% of its assets in investments the interest from which is subject to Federal income tax or Ohio personal income tax, or an AMT tax preference item, for temporary defensive purposes to reduce fluctuations in the value of the Fund's assets. The investment objective of the Fund and the policy set forth in the first sentence of this paragraph cannot be changed without the approval of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act"). See "Description of the Trust" in the Statement of Additional Information.


The Fund invests in municipal bonds issued by or on behalf of states, territories or possessions of the U.S. and their political subdivisions, agencies and instrumentalities. Municipal bonds are generally issued to finance public works such as airports, bridges, highways, schools and housing. Municipal bonds are also used to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and facilities. Certain types of "private activity" municipal bonds are issued to obtain funding for privately operated facilities. There are two general categories of municipal bonds: general obligation and revenue. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenue of a project or facility. Payment of principal and interest on such bonds is dependent solely on the revenue generated by the facility financed by the bond or other specified sources of revenue or collateral. Private activity bonds are typically one type of revenue bond.

Interest from obligations of the governments of the U.S. Virgin Islands, Puerto Rico, and Guam ("Territorial Obligations") is exempt from Ohio personal income taxation as well as Federal income taxation. The Fund will not invest more than 5% of its net assets in the obligations of each of the Virgin Islands, Puerto Rico and Guam.


The Fund may also invest in short-term tax-exempt securities, usually for temporary purposes. Short-term tax-exempt securities are generally issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance public purposes. From time to time, the Fund may also invest up to 10% of its assets in tax-exempt mutual funds, including tax-exempt money market funds, which have investment criteria equal to or higher than those of the Fund, subject to the requirements of applicable law. Such investments will result in shareholders, in effect, paying duplicate or multiple fees, since such mutual funds incur expenses similar to those of the Fund. The 1940 Act limits the Fund's investment in any other mutual fund to a maximum of 3% of the outstanding voting stock of that mutual fund and an amount which may not represent more than 5% of the total assets of the Fund. The Adviser will only invest in such funds when it believes that the yields on such funds are advantageous.

The Fund may invest in participations in lease obligations or installment purchase contract obligations of municipal authorities or entities ("Municipal Leases"). Certain Municipal Leases contain "nonappropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although Nonappropriation Municipal Leases are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Nonappropriation Municipal Leases may present special risks because the municipality's obligation to make future lease or installment payments depends on money being appropriated in the future. The Fund will limit its investment in Nonappropriation Municipal Leases to a maximum of 10% of its total assets. The Fund invests in such leases according to guidelines of the Fund as set forth in the "Municipal Leases" section of the Statement of Additional Information.


With respect to unrated Municipal Leases, credit quality will be determined by the Adviser (pursuant to procedures established by the Board of Trustees ("Board"), and subject to review by the Board) on an ongoing basis, including an assessment of the likelihood that a lease will be cancelled. For further information, see "Municipal Leases" in the Statement of Additional Information.

The Fund may invest in floating or variable rate instruments, which provide for interest rate adjustments at specified intervals. Rate adjustments on such securities are usually set at the issuer's discretion, in which case the Fund would normally have the right to resell the security to the issuer or its agent. Alternatively, rate revisions may be determined in accordance with a prescribed formula or other contractual procedure. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase the potential for capital appreciation or depreciation is less than for fixed rate obligations.

The Fund may also acquire put options in combination with the purchase of underlying securities or may separately acquire put options that relate to securities held in the Fund's portfolio. Such put options would give the Fund the right to require the issuer or some other person to purchase the underlying security at an agreed upon price. There is no assurance that the issuer of a put bond acquired by the Fund will be able to repurchase the bond upon the exercise date if the Fund chooses to exercise its right to put the bond back to the issuer.

The Fund may invest in zero coupon municipal bonds. Such bonds are debt obligations, which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by reducing its need to use cash for debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such bonds experience greater volatility in market value due to changes in interest rates than debt obligations, which provide for regular payments of interest. The Fund will take into account income on such bonds for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. The Fund does not intend to invest more than 25% of its total assets in zero coupon bonds.

The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis, that is, obligate itself to purchase or sell securities with delivery and payment to occur at a later date. Such securities are subject to market fluctuation and the yields on securities so purchased may be lower than those available in the market at the time of delivery. When issued and delayed delivery transactions may be expected to occur a month or more before delivery is due. The Fund will maintain, in a segregated account with its custodian, cash or liquid high-grade debt securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund acquires securities in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio and not for the purpose of investment leverage. The Fund does not accrue income on securities purchased on a when-issued or delayed delivery basis until delivery occurs. The Fund may enter into delayed delivery sales of securities in order to accommodate purchasers of portfolio securities from the Fund in transactions effected at an advantageous price to the Fund. The Fund will limit its outstanding purchases of securities on a when-issued or delayed delivery basis to no more than 331/3% of its total assets.


The Fund may also hold cash that is not earning interest and may invest in short-term obligations issued or guaranteed by the U.S. Government and its agencies or its instrumentalities. The Fund may engage in short-term trading, that is, the sale of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what the Adviser believes are temporary disparities in prices between secu-rities, or to take advantage of what the Adviser believes are changes in market, industry, or individual issuer's conditions or outlook. Such trading may be expected to increase the Fund's turnover rate. High turnover will generally result in higher transaction costs and may result in net capital gains which, when distributed to shareholders, will be subject to tax. See "Taxes" in this Prospectus and "Portfolio Transactions" in the Statement of Additional Information. For the fiscal year ending June 30, 1997, the Fund's portfolio turnover was 134%.

HEDGING

The Fund may engage in certain hedging transactions involving the use of financial futures contracts, options on financial futures, or options based on either an index of tax-exempt securities or on debt securities the prices of which, in the opinion of the Adviser, correlate with the prices of the Fund's investments. These hedging transactions are designed to limit the risk of price fluctuations of the Fund's investments. In the past, the Fund has made extremely limited use of these techniques and may or may not utilize them in the future. If utilized, there can be no assurance that they will be successful.


The Fund may purchase and sell financial futures contracts and related options. Futures contracts on a Municipal Bond Index are traded on the Chicago Board of Trade. This Index is designed to represent a numerical measure of market performance for long-term tax-exempt bonds. The Fund may purchase and sell futures contracts on this Index or any other tax-exempt bond index approved for trading by the Commodity Futures Trading Commission to hedge against general changes in market values of portfolio securities which the Fund owns or expects to purchase. The Fund may also purchase and sell put and call options on index futures for hedging purposes. The Adviser believes that, under certain market conditions, price movements in U.S. Treasury security futures and related options may correlate closely with price movements in tax-exempt securities and may as a result provide significant hedging opportunities for the Fund. The Fund may also purchase and sell futures contracts and related options with respect to such U.S. Treasury securities when the Adviser believes that the price movements of Treasury securities will correlate with price movements in tax-exempt securities.

The Fund will enter into hedging transactions only when it either owns an offsetting position in the underlying securities, options or futures contracts or maintains cash or liquid high-grade debt securities with a value sufficient at all times to cover its obligations. The use of these strategies involves certain special risks, including (1) the fact that the skills needed to use hedging instruments are different from those needed to select the Fund's securities, (2) possible imperfect correlation, or even no correlation, between price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to segregate securities in connection with hedging transactions and the possible inability of the Fund to close out or liquidate its hedged position. New financial products and risk management instruments and techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objective and regulatory and tax considerations.

The Fund may purchase options on debt securities only if the value of the premiums does not exceed 5% of the

Fund's total assets and will not purchase or sell futures contracts or related options if the sum of the amount of initial margin deposits on the Fund's existing futures positions and initial margin deposits and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. These respective guidelines cannot be guaranteed to limit the percentage of the Fund's assets at risk to 5% as to each type of transaction.

See the Statement of Additional Information for further information about futures and options and associated risks.

QUALITY (RATINGS)

The Fund invests in municipal bonds judged by the Adviser to be of investment grade quality. Investment grade bonds are those rated Baa or better by Moody's Investors Service, Inc. ("Moody's"), or BBB or better by Standard & Poor's ("S&P") or Fitch Investor Services, Inc. ("Fitch"). Investment grade bonds have adequate to strong protection of principal and interest payments. Bonds rated Baa are considered by Moody's to be medium grade obligations which lack outstanding investment characteristics and, in fact, have speculative characteristics as well, while municipal obligations rated BBB are regarded by S&P and Fitch as having an adequate capacity to pay principal and interest. Bonds rated BBB or Baa are at the lower end of the investment grade category and may be more sensitive to economic changes and changes in the financial condition of issuers.

The Fund may also invest in unrated obligations determined by the Adviser to be of equivalent quality to the rated securities in which it is permitted to invest. See the Statement of Additional Information for more detailed information concerning securities ratings. If the rating of a bond held by the Fund drops below investment grade or if an unrated bond deemed by the Adviser to be of equivalent quality to investment grade ceases to be considered investment grade, the Fund will normally sell such bond in a reasonable period of time.

In the case of short-term notes, the Fund will invest in notes rated SP-1 through SP-2 by S&P or MIG 1 through MIG 3 by Moody's. In the case of tax-exempt commercial paper, the Fund will invest in such obligations when rated A-1+ through A-2 by S&P or Prime-1 or Prime-2 by Moody's.


MATURITY

The Fund intends to emphasize investments in obligations with long-term maturities in order to maintain an average weighted maturity of 20 to 30 years but will also invest in shorter-term obligations. The average weighted maturity may be shortened from time to time depending on market conditions in order to limit market risks. On June 30, 1997, the average weighted maturity of the Fund's portfolio was 17 years.


DIVERSIFICATION

The Fund will not, as a fundamental policy, with respect to 75% of its assets, invest more than 5% of its assets in securities of any one issuer or acquire more than 10% of the voting securities of any issuer, except securities issued by the U.S. Government or its agencies or instrumentalities. The Fund does not intend to invest in securities backed by letters of credit of any one bank to the extent that such securities constitute more than 10% of the assets of the Fund. For this purpose, the "issuer" of a security is deemed to be the entity whose assets and revenues are committed to the payment of principal and interest on that security, provided that the guarantee of an instrument will be considered a separate security except when the value of all securities issued or guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the total assets of the Fund.

CONCENTRATION

It is possible that the Fund will invest more than 25% of its assets in a particular segment of the municipal bond market such as Hospital Revenue Bonds, Housing Agency Revenue Obligations or Airport Revenue Obligations. This would only be the case if the Adviser determined that the yields available from such obligations justified the additional risks associated with such concentration. Economic, business, political and other developments generally affecting the revenue of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all obligations in such a market segment.

OTHER INVESTMENT RESTRICTIONS

The Fund may not borrow money, except from banks as a temporary measure or for extraordinary or emergency purposes, and then only in amounts not exceeding 10% of its total assets or one third of the value of the Fund's total assets including the amount borrowed. While any borrowing of greater than 5% of assets occurs, the Fund will not purchase additional portfolio securities. This restriction may not be changed without shareholder approval. The Fund may not invest more than 15% of its assets in securities that are not readily marketable nor may it pledge more than 15% of its assets.




PORTFOLIO MANAGER

Stephen C. Dilbone, Executive Vice President of the Trust, has been primarily responsible for the day-to-day management of the Fund's portfolio since the Fund's inception. Mr. Dilbone is a Senior Vice President of Gradison with responsibility for tax-exempt securities trading.



OHIO ECONOMIC CONSIDERATIONS

Because the Fund invests primarily in securities of Ohio issuers, political and economic factors affecting Ohio could affect the creditworthiness and the value of the securities in its portfolio. The Ohio economy, while diversifying more into the service and other non-manufacturing areas in recent years, continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment involved in agriculture and agribusiness. The State's overall unemployment rate is commonly somewhat higher than the national figure although in recent years the reverse has been true. The unemployment rate and its effects vary among particular geographic areas of the State. Future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, could adversely affect the market value of Ohio obligations held in the portfolio of the Fund or the ability of particular obligors to make timely payments of debt service on those obligations. See the Statement of Additional Information for additional information about Ohio economic considerations.

PURCHASES AND REDEMPTIONS

HOW TO PURCHASE SHARES

You may purchase shares of the Fund by bringing or mailing funds to Gradison, the principal underwriter of the Fund or your investment dealer. The minimum investment required to open an account is $1,000 and additional investments must be at least $50. These minimums may, however, be waived for certain group purchases. Purchase orders become effective when the Fund receives the necessary information about your account and provision for payment has been made. No share certificates will be issued. Share purchases are confirmed by issuance of account statements. Shares are sold at the net asset value next determined after the Fund or its agent receives your order. Shares of the Fund may be purchased through brokers other than Gradison and McDonald and other financial intermediaries. Such brokers (other than Gradison and McDonald) may charge you a fee for this service. When purchased through certain brokers or intermediaries, certain features of the Fund, such as minimum investments, may be modified and administrative charges may be imposed for the services rendered.

HOW TO REDEEM SHARES

You may redeem shares of the Fund without charge or penalty by sending a written redemption request to the Fund identifying the name of the Fund, the account name and number and the number of shares or dollar amount to be redeemed. You may redeem shares by telephone and have the proceeds of your redemption mailed to the address on the Fund's records. All redemptions are effected at the next net asset value calculated after the Fund or its agent receives the redemption request in good order. The Fund normally makes payment for redeemed shares within one business day, and, except in extraordinary circumstances, within seven days after receipt of a properly executed redemption request. Shareholders may make special arrangements for wire transfer of redemption proceeds by contacting the Fund in advance of a contemplated share redemption. The Fund reserves the right to delay payment for the redemption of shares where the shares were purchased with a personal check, but only until the purchase payment has cleared, which may take up to 15 days from the day the check is received by the Fund. If you need more immediate access to your investment, you should consider purchasing shares by wire, cash, or other immediately available funds. Redemption proceeds checks, which are not cashed for any reason, including non-receipt, will not earn interest.

All redemption information and authorizations (except those effected by your investment dealer) should be mailed or delivered to Gradison Mutual Funds, 580 Walnut Street, Cincinnati, Ohio 45202.

Under extraordinary circumstances, such as periods of drastic economic or market changes, it is possible that you might not be able to reach the Fund by telephone to effect a redemption. In the event of such a situation, you can mail or personally deliver a written redemption request to the Fund's offices. Shareholders who have brokerage accounts with McDonald & Company Securities, Inc. ("McDonald") or Gradison can also request that their Investment Consultant arrange the redemption. The telephone redemption feature may be terminated or modified upon 30 days' notice to shareholders.

The Fund, Gradison, McDonald, and their officers and employees will not be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, in the view of the Securities and Exchange Commission, it may be liable for any losses resulting from unauthorized instructions. Telephone transactions are available to all shareholders automatically.

REDEMPTIONS THROUGH MCDONALD AND GRADISON

Investors who maintain brokerage accounts with McDonald or Gradison may redeem shares of the Fund through their Investment Consultant.

EXCHANGES

Shares of the Fund may be exchanged, without administrative fees, for shares of any other Gradison fund and for shares of certain Federal and/or Ohio tax-free or municipal income money market funds.

You may request exchanges by telephoning or writing the Fund. Before making an exchange, you should read the prospectus of the fund in which you are investing which is available upon request. An exchange may not be made from the Fund to the fund in which you are investing unless the shares of such fund are registered for sale in the state in which you reside. The terms of the exchange feature are subject to change and the exchange feature is subject to termination, both upon 60 days' written notice, except that no notice shall be required under certain circumstances provided for by rules of the Securities and Exchange Commission.


PURCHASES AND SALES THROUGH INTERMEDIARIES

The Fund has authorized one or more intermediaries (who, in turn, have been authorized by the Fund to designate intermediaries ("sub-intermediaries")) to accept on its behalf purchase and redemption orders. The Fund will be deemed to have received a purchase or redemption when an authorized intermediary or sub-intermediary accepts the order and customer orders will be priced at the Fund's net asset value next computed after they are accepted by such an intermediary or sub-intermediary.



NET ASSET VALUE

The net asset value per share of the Fund is determined by calculating the total value of the Fund's assets, deducting its total liabilities, and dividing the result by the number of shares outstanding. The net asset value is generally computed once daily as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time, on each day when the New York Stock Exchange is open for business.

Securities are valued by using market quotations, prices provided by market makers or pricing services, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost which approximates market value. Other assets are valued at fair value as determined pursuant to procedures approved by the Board.

OPTIONAL SHAREHOLDER SERVICES


AUTOMATIC INVESTMENT PLAN

You may arrange for a fixed amount of money to be transferred automatically on a regular basis from your bank or other depository account to your Fund account. For additional information, obtain the Gradison Automatic Investment Plan form from the Fund.

MONTHLY DISTRIBUTION PLAN

You may elect (on the Account Information Form) to automatically receive cash payments of dividends and/or capital gain distributions. (For this purpose, short-term capital gain distributions are considered dividends.) You may change or terminate this option at any time by written notice to the Fund. Dividend checks which are not cashed for any reason, including non-receipt, will not earn interest.


AUTOMATIC PAYMENT PLAN

If your account has a value of at least $10,000, you may elect (on the Account Information Form) to have monthly or quarterly payments of a specified amount (but not less than $50) mailed to you or anyone specified on the form. You may change or terminate this option at any time by written notice to the Fund. Because the Fund cannot guarantee that payments will be made on the date specified, the Plan should not be used for time-sensitive payments. Shareholders utilizing the Automatic Payment Plan should be aware that each payment constitutes a redemption for tax purposes.


DISTRIBUTIONS


The Fund declares dividends from net investment income daily, immediately prior to the close of business. These dividends are credited to fully paid shares of record at the time of declaration. (Fund shares begin earning dividends on the business day after the Fund receives payment for the purchase of such shares.) Dividends representing the amounts credited to Fund shares are paid monthly. Net realized capital gains, if any, will be distributed at least annually. The Fund distributes substantially all of its net investment income and capital gains (if any) to shareholders each year. Unless you select the Monthly Distribution Plan, all income dividends and net realized capital gain distributions are automatically reinvested in additional shares at the net asset value of such shares on the date the dividends or other distributions are payable.

TAXES

Federally tax-free interest earned by the Fund is federally tax-free when distributed to you as income dividends. Any taxable income earned on the Fund's investments will be distributed to you as a taxable dividend. If the Fund invests in "private activity" obligations, individuals who are subject to the AMT must report a portion of the Fund's dividends as a tax preference item in determining their Federal income tax liability. Distributions of net short-term capital gains are taxable for Federal income tax purposes as dividends, and distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such, are taxable for those purposes as long-term capital gains, regardless of the length of time you have owned your shares. Distributions of any taxable dividends or realized capital gains are taxable when they are paid, whether you take them in cash or additional Fund shares, except that any distributions declared in December and paid in January are treated as if paid on December 31.

The Fund's income dividends will be exempt from the Ohio personal income tax and excluded from the net income base of the Ohio corporation franchise tax except to the extent that such dividends consist of interest from obligations that are neither debt obligations issued by or on behalf of the State of Ohio and its political subdivisions, agencies, and instrumentalities ("Ohio Obligations") or Territorial Obligations. Distributions of net short-term and long-term capital gains will also be exempt from the Ohio personal income tax and the net income base of the Ohio corporation franchise tax to the extent that they represent gain from the sale of Ohio Obligations.

Each year, the Fund will provide a statement informing you of the Federal and state income tax status of dividends and other distributions paid during the previous year.

If you purchase Fund shares just before the record date of a distribution of capital gains, you will pay the full price for shares and then receive a portion of the price back as a taxable distribution. Congress may propose to restrict or eliminate the Federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of its portfolio would be adversely affected. In such event, the Fund would reevaluate its investment objective and policies. The Fund is required to withhold 31% of all taxable dividends, capital gain distributions, and redemption proceeds if you do not furnish the Fund with a correct taxpayer identification number and in certain other circumstances.


Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund generally will have similar tax consequences. If you purchase Fund shares within 30 days after redeeming other Fund shares at a loss, that loss will not be deductible and will increase the basis of the newly purchased shares.


The foregoing is only a summary of some important generally applicable Federal and state income tax provisions in effect as of the date of this Prospectus; see the Statement of Additional Information for a further discussion. There may be other Federal, state or local tax considerations applicable to a particular investor.

GENERAL INFORMATION

The Fund is a series of the GradisonoMcDonald Municipal Custodian Trust (the "Trust"), which is an Ohio business trust organized under the laws of the State of Ohio by a Declaration of Trust dated June 11, 1992. The Fund is a diversified portfolio of the Trust which is registered with the Securities and Exchange Commission as an open-end management investment company. Each share of the Fund has one vote and represents an equal pro rata interest in the Fund. As an Ohio business trust, the Trust is not required to hold annual shareholder meetings, although special shareholder meetings may be called for purposes such as electing or removing trustees. Special meetings shall be called upon the written request of shareholders owning at least 10% of the outstanding shares of the Fund. Shareholder inquiries should be directed to the telephone number or address of the Fund listed on the first page of this Prospectus.


MANAGEMENT OF THE FUND

The Board is responsible for the direction and supervision of the Fund's operations. Gradison acts as the Fund's investment adviser and principal underwriter. McDonald is a wholly owned subsidiary of McDonald & Company Investments, Inc., McDonald Investment Center, 800 Superior Avenue, Cleveland, Ohio 44114. Subject to the authority of the Board, Gradison manages the investment and reinvestment of the assets of the Fund, and provides its employees to act as the officers of the Fund who are responsible for the overall management of the Fund. Gradison is an investment adviser and a securities broker-dealer. Gradison including its predecessor, has served as investment adviser to investment companies since 1976.


The Fund pays the Adviser a fee of .50% of its average daily net assets for acting as its investment adviser. Gradison acts as the Fund's transfer agent, dividend disbursing agent, and accounting services provider. For providing such services, Gradison receives an annual fee of $23.00 per shareholder non-zero balance account ($5.00 for closed or zero balance accounts) plus out of pocket costs for acting as transfer agent and dividend disbursing agent and an accounting services fee of .035% of the first $100 million of average daily net assets, .025% of the next $100 million of average daily net assets, and .015% of average daily net assets in excess of $200 million, with a minimum fee of $48,000 per year. Gradison's address is 580 Walnut Street, Cincinnati, Ohio 45202.


All expenses not specifically assumed by the Adviser, Transfer Agent, or Distributor and incurred in the operation of the Fund are borne by the Fund. These include expenses for: printing and mailing registration statements, prospectuses, periodic reports and other documents furnished to shareholders and regulatory authorities; registration, filing and similar fees; legal expenses; auditing and accounting expenses; taxes and other fees; brokers' commissions chargeable to the Fund in connection with securities transactions; expenses of Trustees who are not affiliated with the Adviser; expenses of Shareholders' and Trustees' meetings; and fees and other expenses incurred by the Fund in connection with its membership in any organization. The Fund reimburses the Adviser for all costs, direct and indirect, which are fairly allocable to services performed by the Adviser's employees for which the Fund is responsible.

Gradison may, from time to time, agree to waive the receipt of management or transfer agent fees from the Fund and/or reimburse the Fund for other expenses in order to limit the Fund's expenses to a specified percentage of average net assets. Waiver and reimbursement arrangements, which may be terminated at any time without notice, will increase the Fund's return. If Gradison discontinues a waiver or reimbursement arrangement, the Fund's expenses will increase and its yield will be reduced. Gradison retains the ability to be repaid by the Fund for fees waived and expenses reimbursed if expense ratios fall below the specified limit prior to the end of the fiscal year. Gradison may waive or reimburse fees in a greater amount than is required by an applicable fee waiver arrangement.


Under the terms of a distribution service plan adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays to Gradison as Distributor a service fee at the annual rate of .25% of the average daily net assets of the Fund. Such fee is calculated on a daily basis and paid to the Distributor monthly. The service fee is paid as compensation to the Distributor for providing personal services to shareholders of the Fund, including responding to shareholder inquiries and providing information to shareholders about their Fund accounts. The service fee is a fixed fee which may be more or less than the Distributor's expenses for rendering these services. The Distributor may use the fee to make payments to authorized dealers for providing these services to Fund shareholders.



PERFORMANCE CALCULATIONS

From time to time the Fund may advertise its "yield," "taxable equivalent yield," and "total return." Both yield and total return figures are based on historical figures and are not intended to indicate future performance. The yield of the Fund is computed by dividing the net investment income per share during the period stated in the advertisement by the net asset value on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of the six-month period. The Fund's taxable equivalent yield is the yield that a taxable investment would have to generate in order to equal the Fund's yield for an investor in a stated tax bracket.

The total return of the Fund refers to the average annual compounded rate of return over specified time periods (which periods will be stated in the advertisement) that would equate an initial amount of money invested in the Fund at the beginning of a stated period to the ending redeemable value of the investment. The Fund may also calculate aggregate total returns over various periods of time. The calculations of total return assume the reinvestment of all dividends and other distributions in additional Fund shares.

The Fund may also advertise performance rankings assigned to it by organizations which evaluate mutual fund performance such as Lipper Analytical Securities Corp. It may also advertise "ratings" assigned to it by organizations such as Morningstar, Inc.

The Fund's Annual Report to Shareholders contains additional performance information and will be made available upon request without charge.

                       This page intentionally left blank.

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

          Expense Summary                                                    1

          Financial Highlights                                               2

          Investment Objective                                               3

          Risk Factors and for Whom the Fund May be Appropriate              3

          Investment Policies                                                3

          Ohio Economic Considerations                                       8

          Purchases and Redemptions                                          9

          Net Asset Value                                                   10

          Optional Shareholder Services                                     11

          Distributions                                                     11

          Taxes                                                             12

          General Information                                               13

          Management of the Fund                                            13

          Performance Calculations                                          14

--------------------------------------------------------------------------------

                          [GRADISON MUTUAL FUNDS LOGO]
                    580 Walnut Street, Cincinnati, Ohio 45202
                          (513) 579-5000 (800) 869-5999

                       GRADISON OHIO TAX-FREE INCOME FUND

                   GRADISON-MCDONALD MUNICIPAL CUSTODIAN TRUST

--------------------------------------------------------------------------------

                             STATEMENT OF ADDITIONAL

                                   INFORMATION

--------------------------------------------------------------------------------


For information, call: 579-5700 from Cincinnati, Ohio

Toll free (800) 869-5999 from outside Cincinnati

Information may also be obtained from the Fund at:
580 Walnut Street
Cincinnati, Ohio  45202

--------------------------------------------------------------------------------

        This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated November 1, l997, which has been filed with the Securities and Exchange Commission. The Prospectus is available upon request without charge from the Fund at the above address or by calling the phone numbers provided above.




The date of this Statement of Additional Information is November 1, 1997.

CONTENTS
--------
                                                 Page   Location in Prospectus
INVESTMENT POLICIES AND RESTRICTIONS . . . . . . .4     Investment Objective
        Diversification  . . . . . . . . . . . . .5
        Tax-Exempt Securities Ratings . .  . . . .5

FACTORS RELATING TO OHIO  . . . . . . . .  . . . .7     Ohio Economic Considerations

HEDGING STRATEGIES  . . . . . . . . . . . . . .  16     Investment Objective
        Special Risks of Hedging Strategies . .  18
        Additional Information
          About Hedging Transactions . . . . . . 19
        Options  . . . . . . . . . . . . . . . . 19
        Guidelines for Options . . . . . . . . . 21
        Futures  . . . . . . . . . . . . . . . . 21
        Guidelines for Futures and
          Related Options  . . . . . . . . . . . 23

MUNICIPAL LEASES . . . . . . . . . . . . . . . . 24     Investment Objective

PURCHASE OF SHARES  . . . . . . . . . .  . . . . 25     How to Purchase Shares


REDEMPTION OF SHARES  . . . . . . . . .  . . . . 25     How to Redeem Shares;
                               Redemptions through
                              Gradison and McDonald
DAILY DISTRIBUTIONS - ACCOUNTING PRINCIPLES. . . 25     Distributions

TAXES . . . . . . . . . . . . . . . . . . . . . .26     Taxes
        Federal  . . . . . . . . .  . . . . . . .26
        Ohio State and Local Tax Matters .. . . .28

NET ASSET VALUE . . . . . . . . . . . . . . . . .29     Net Asset Value


PORTFOLIO TRANSACTIONS   . . . .  .  .. . . . . .29

INVESTMENT ADVISER   . . . . . . . . .  .  .  . .31     Management of the Fund
        Advisory Agreement . . . . . . . . .  . .32


        Master Distribution Agreement  . . .  . .33
        Distribution Service Plan  . . . . . . . 33
        Transfer Agent and
          Accounting Services Agreement  . . . . 34
        Other Compensation Paid/
          Reimbursement Made to the Adviser  . . 35

TRUSTEES AND OFFICERS OF THE TRUST. . . . .. .. .35

DESCRIPTION OF THE TRUST  . . . . . . . . .. .. .37     General Information

CUSTODIAN . . . . . . . . . . . . . . . . .. .. .38

INDEPENDENT PUBLIC ACCOUNTANTS. . . . . . .. .. .38

LEGAL COUNSEL . . . . . . . . . . . . . . .. .. .38

EXCHANGES . . . . . . . . . . . . . . . . .. .. .39     Exchanges

TELEPHONE ACCESS TO ACCOUNT
 INFORMATION  . . . . . . . . . . . . . . .. .. .39

PERFORMANCE CALCULATIONS  . . . . . . . . .. .. .39

APPENDIX A  . . . . . . . . . . . . . . . .. .. .40

SALES BROCHURE INFORMATION  . . . . . . . .. .. .42


REPORT OF INDEPENDENT PUBLIC
 ACCOUNTANTS AND FINANCIAL STATEMENTS  Following Page 59

INVESTMENT POLICIES AND RESTRICTIONS

        Gradison Ohio Tax-Free Income Fund (the "Fund") invests primarily in securities issued by state and local municipalities the interest from which is free from Federal income tax and Ohio state personal income tax. In addition to the investment restrictions described in the Prospectus, the Fund has adopted the following investment restrictions and limitations, which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. (See "Description of the Trust.") The Fund will not:


 (1) Borrow money, except from banks or as a temporary measure or for extraordinary or emergency purposes such as to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous and not for leverage purposes, and then only in amounts not exceeding 10% of the total assets of the Fund at the time of the borrowing or one third of the value of the Fund's total assets including the amount borrowed. Any borrowing that comes to exceed 33 1/3% of the Fund's total assets by reason of a decline of net assets will be reduced to the extent necessary to comply with the 33 1/3% limitation. While any borrowing of greater than 5% of the assets occurs, the Fund will not purchase additional portfolio securities;

 (2) Make loans, except that the purchase of securities as allowed by the Fund's investment objective and other investment restrictions and the entering into of repurchase agreements shall not be prohibited by this restriction;

 (3) Purchase or sell real estate. The purchase of securities secured by real estate which are otherwise allowed by the Fund's investment objective and other investment restrictions shall not be prohibited by this restriction;

 (4) Underwrite the securities of other issuers, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in connection with the acquisition of portfolio securities;

 (5) Purchase or sell commodities or commodity contracts or interests in oil, gas or other mineral exploration or development programs. The purchase or sale of financial futures contracts or options on financial futures contracts for the purposes and within the limits set forth in the Prospectus and this Statement of Additional Information shall not be prohibited by this restriction;

 (6) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent that such issuance might be involved with respect to borrowings subject to item (1) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement and provided that the Fund may issue shares of additional series or classes that the Trustees may establish.

        The following limitations are not fundamental and may be changed without shareholder approval: (1) With respect to the purchase of securities of other investment companies, the Fund will not (a) purchase more than 3% of the outstanding voting shares of an investment company; (b) invest more than 5% of its assets in securities of any one investment company; or (c) invest more than 10% of its assets in securities of all investment companies.
(2) The Fund will not make short sales of securities, or purchase securities on margin, except for short-term credit as is necessary for the clearance of transactions. The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin. (3) The Fund will not mortgage, pledge or hypothecate securities in amounts exceeding 15% of the value of the assets of the Fund (taken at market value). Notwithstanding this restriction the Fund may enter into "when issued" and "delayed delivery" transactions. The deposit of underlying securities and other assets in escrow or other collateral arrangements in connection with the writing of options or margin for futures contracts or options on futures contracts are not deemed to be pledges or hypothecations subject to this restriction.


        If a percentage restriction set forth above is met at the time of investment, a later movement above the restriction level resulting from a change in the value of securities held by the Fund will not be considered a violation of the investment restriction.


DIVERSIFICATION

        A bond for which the payments of principal and interest are secured by an escrow account of securities backed by the full faith and credit of the U.S. Government (defeased) will not be treated as an obligation of the original municipality for purposes of determining concentration. When a security is insured by bond insurance, it is not considered a security guaranteed by the insurer and there is no limit on the percentage of the Fund's assets that may be invested in securities insured by a single insurer.


TAX-EXEMPT SECURITIES RATINGS

        Moody's Investors Services, Inc. ("Moodys"), Standard & Poor's ("S&P"), and Fitch Investors Services, Inc. ("Fitch") are private services that provide ratings of the credit quality of debt obligations, including issues of municipal securities. A description of the investment grade ratings assigned to municipal securities and tax-free commercial paper is set forth below. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, interest rate and rating may have different market prices.

MUNICIPAL BONDS - Tax-exempt bonds rated Aaa and Aa by Moody's comprise what are generally known as "high grade bonds". Tax-exempt bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations". Factors giving security to principal and interest of A-rated tax-exempt bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The Baa rating is assigned to "medium grade" obligations by Moody's. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Tax-exempt bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest. Tax-exempt bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by S&P, indicates an adequate capacity to pay principal and interest. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for Municipal Obligations in this category than for Municipal Obligations in the A category.

        Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated A by Fitch are considered to investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

SHORT-TERM NOTES - Moody's MIG1/VMIG1 rating denotes best quality characterized by strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing. Moody's MIG2/VMIG2 denotes high quality with ample margins of protection. MIG3/VMIG3 denotes favorable quality. While all security elements are accounted for there is lacking the undeniable strengths of MIG1/VMIG1 and MIG2/VMIG2. Moody's ratings MIG1/VMIG1-MIG3/VMIG3 are all investment grade ratings. S&P's rating of SP-1 reflects very strong or strong capacity to pay principal and interest. S&P's SP-2 rating reflects satisfactory capacity to pay principal and interest.

TAX-FREE COMMERCIAL PAPER - Issuers rated Prime-1 by Moody's (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets; and assured sources of alternate liquidity.

        Issuers rated Prime-2 by Moody's (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample liquidity is maintained.

A-1 - (S&P) This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".


FACTORS RELATING TO OHIO

        As described above, and except to the extent investments are in temporary investments, or invested in the limited amounts described in the Prospectus in obligations of the governments of Puerto Rico, Guam, and the U.S. Virgin Islands, the Fund will invest substantially all of its net assets in obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Fund is therefore susceptible to political, economic or regulatory factors that may affect issuers of Ohio Obligations. In addition, the specific Ohio Obligations invested in are expected to change from time to time. The following information constitutes only a brief summary of some of the many complex factors that may affect the financial situation of issuers in Ohio, and is not applicable to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements published in connection with the issuance of securities of certain Ohio issuers and from other publicly available documents, and is believed to be accurate. No independent verification has been made of any of the following information.

        The creditworthiness of Ohio Obligations of local Ohio issuers is generally unrelated to that of obligations issued by the State itself, and generally there is no responsibility on the part of the State to make payments on those local obligations. There may be specific factors that are from time to time applicable in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers, and it is possible the investment will be in particular Ohio Obligations or in those Obligations of particular issuers as to which those factors apply. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issue or issuer of Ohio Obligations.

         Ohio is the seventh most populous state, with a 1990 Census count of 10,847,000 indicating a 0.5% population increase from 1980.

        The Ohio economy while diversifying more into the service and other nonmanufacturing areas, continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. In l991, 26.3% of Ohio's gross product was manufacturing and 17.1% from services. As a result, general economic activity in Ohio, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

        The State's overall unemployment rate has commonly been somewhat higher than the national figure. However, Ohio reported a 1996 average monthly rate of 4.9%, compared to the national figure of 5.4% and l995 average monthly unemployment rate of 4.8% compared to the national figure of 5.6% The unemployment rate and its effects vary among particular geographic areas of the State.

        There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the portfolio of the Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations.

        The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is effectively precluded by law from ending a fiscal year ending June 30 (FY) or biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which personal income and sales-use taxes are the major revenue sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to economic conditions, with the FY-ending balance reduced during less favorable economic periods and increased during more favorable economic periods. The State has established procedures for, and has timely taken, necessary actions to ensure a resource/expenditure balance during less favorable economic periods. These include general and selected reductions in appropriations spending; none have been applied to appropriations needed for debt service or lease rentals on any State obligations.

    The GRF appropriations act for the l994-l995 biennium provided for total GRF biennial expenditures of approximately $30.7 billion. Authorized expenditures in Fiscal Year 1994 were 9.2% higher than in Fiscal Year l993 (taking into account F fiscal Year 1993 expenditures reductions), and for Fiscal Year 1995 are 6.6% higher than in Fiscal Year 1994.

    The first year of the biennium, Fiscal Year 1994, ended with a GRF fund balance of over $560,000,000, permitting an additional $260,300,000 to be deposited in the BSF. Actual Fiscal Year 1994 expenditures were 3.3% below those authorized, primarily as the result of lower than expected Medicaid spending, In addition, tax receipts (primarily auto sales and use tax) were significantly above estimates.

    The biennium ending GRF fund balance was $928,000,000. Of that, $70,000,000 has been retained as an unreserved and undesignated balance, and $858,000,000 transferred into various funds, including $535,200,000 into the Budget Stabilization Fund (which has a current balance of $828,300,000).

    The GRF appropriations act for the 1996-97 biennium was passed on June 28, 1995 and promptly signed (with, however, selective vetoes) by the Governor. That act provides for total GRF biennial expenditures of approximately $33.5 billion, with the following examples of GRF biennial expenditure increases over those expenditures for the prior biennium for certain major programs: higher education, 13.1%; mental health and mental retardation, 4.8%; primary and secondary education, l5.4%; human services, 9.5%; justice and corrections, 28%.

    Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget and incorporated in the related appropriations bill as introduced, and in the bill's versions as passed by the House and the Senate and in the act as passed and signed. the same is true for the separate Department of Transportation/Department of Public Safety and Bureau of Workers' Compensation appropriations acts, contained lease-rental appropriations for certain OBA-financed ODOT/DPS and BWC projects.

    In accordance with the appropriations act, the significant June 30, 1995 GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70,000,000, has been transferred to a variety of funds, including $535,200,000 to the BSF. $322,800,000 was transferred to other funds, including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

    The June 30, l996, GRF ending fund balance was over $781 million which was higher than forecast; $100 million was transferred from GRF to the fund providing for the elementary and secondary school computer network and $30,000,000 to a new fund for transportation infrastructure. Approximately $401 million is serving as a basis for a temporary 1996 personal income tax reduction.


CURRENT BIENNIUM

         The GRF appropriations act for the current biennium was passed on June 25, 1997 and promptly signed (after selective vetoes) by the Governor. That act provided for total GRF biennial expenditures of over $36 billion, with the following examples of GRF major program biennial expenditure increases over those for the prior biennium: higher education, 10.8%; mental health and mental retardation, 4.2%; primary and secondary education, 15.4%; human services, 7.3%; and adult and juvenile corrections, 18.4%.

         Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget and incorporated in the related appropriations bill as introduced, and in the bill's versions as passed by the House and the Senate and in the act as passed and signed. The same is true for the separate appropriations acts for the Department of Transportation, Department of Public Safety and Bureau of Workers' Compensation, which included lease-rental appropriations for certain OBA-financed ODOT, DPS and BWC projects.

         Litigation pending in federal district court and in the Ohio Court of Claims contests the Ohio Department of Human Services' (ODHS) prior Medicaid financial eligibility rules for married couples where one spouse is living in a nursing facility and the other spouse resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. It is appealing an order of the federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995. It is not possible at this time to state whether this appeal will be successful or, should plaintiffs prevail, the period (beyond the current fiscal year) during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600,000,000 for the retroactive period and, based on current law, it is estimated that the State's share of those additional expenditures is approximately $240,000,000. The Court of Claims case may come to trial later this year.


CASH FLOW

         Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies often occur in some months, and particularly the middle months, of a Fiscal Year. Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior Fiscal Years) and the use of the Total Operating Fund
(TOF).

         The State has not done and does not do external revenue anticipation borrowing.

         The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). The TOF cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then preceding Fiscal Year.

         The State has encountered (and planned for) some monthly GRF cash flow deficiencies in all recent Fiscal Years. For example, GRF cash flow deficiencies have ranged from occurring 10 months in Fiscal Years 1992 ($743,140,000 the highest) to four months in Fiscal Year 1995 (the highest being $337,964,000). The GRF had cash flow deficiencies in four months in Fiscal Year 1997 (the highest being $565,741,000).

         OBM currently projects that GRF cash flow deficiencies will occur in some months in Fiscal Year 1998.

         Cash flow deficiencies have been and are expected by OBM to be within the TOF limitations discussed above. Often, the GRF balancing steps described above ameliorated cash flow deficiencies in later months of a Fiscal Year, significantly assisting in producing the positive year-end GRF balances.


STATE DEBT

        The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by current provisions of the State Constitution. The State may incur debt to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town, or township, or of any corporation. (An exception in both cases if for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that "Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state."

        From 1921 to date Ohio voters approved 15 constitutional amendments authorizing the incurrence of State debt to which taxes or excises were pledged for payment. All related to capital facilities financing, except for three funding veterans' bonuses. The only such tax-supported debt still authorized to be incurred are highway, local infrastructure, coal development and natural resources general obligation bonds as discussed below.

        The State and State agencies have issued revenue bonds that are payable from net revenues or relating to revenue-producing facilities or categories of facilities, such as those issued by the Ohio Turnpike Commission. Under interpretations by Ohio courts, those revenue bonds are not "debt" within the constitutional provisions described above. The Constitution authorizes State bonds (issued by the Ohio Housing Finance Agency) for certain housing purposes; tax moneys may not be obligated or pledged to those bonds. See the discussion of expanded housing finance authority below under Additional Authorizations.

        In addition, Section 2i of Article VIII of the Constitution authorizes the issuance, for certain purposes, the State obligations the owners or holders of which are not given the right to have excises or taxes levied by the General Assembly to pay principal and interest. Those special obligations include the bonds and notes issued by, among others, the Ohio Public Facilities Commission and the Ohio Building Authority and certain obligations issued by the Treasurer of State. OPFC issues obligations for facilities for higher education, mental health, and parks and recreation purposes. OBA issues obligations for facilities to house branches and agencies of State Government and their functions, including: State office buildings and facilities for the Department of Administrative Services (DAS) and others; juvenile detention facilities, including single-county or joint-county facilities, for the Department of Youth Services (DYS) and their governmental entities; Ohio Department of Transportation (ODOT) buildings; Department of Rehabilitation and Correction
(DRC) prisons and correctional facilities including certain local and community-based facilities; office facilities for the Bureau of Workers' Compensation (BWC) and Department of Natural Resources (DNR); Ohio Arts and Sports Facilities Commission (ASFC) and Department of Public Safety (DPS) facilities; and school district computer and security facilities. The Treasurer issues obligations for certain elementary and secondary school facilities under leases with the State Department of Education.

        A current summary of State tax-supported obligations (general obligation bonds), and special obligations issued by the OPFC and OBA, and certain special obligations issued by the Treasurer, that have been authorized, and scheduled to be issued and outstanding, excluding the 1997B Bonds, is as follows:


                                 AUTHORIZED BY
                               GENERAL ASSEMBLY         ISSUED(A)               OUTSTANDING(B)

                                                GENERAL OBLIGATION BONDS

Highway(c)                      $  432,500,000       $   175,000,000         $   170,000,000
Highway(d)                       1,854,695,000         1,745,000,000             357,700,000
Coal Development(e)                150,000,000            95,000,000              30,950,000
Infrastructure(f)                1,320,000,000         1,079,986,136             826,888,487
Natural Resources(g)               180,000,000           100,000,000              94,200,000

                                            OHIO PUBLIC FACILITIES COMMISSION

Higher Education Facilities     $ 4,929,300,000      $  4,121,230,000        $ 2,069,965,000
Mental Health Facilities          1,141,000,000         1,037,535,000            396,765,000
Parks and Recreation Facilities     218,800,000           184,750,000             92,310,000

                                                  OHIO BUILDING AUTHORITY

Prison Facilities              $ 1,499,000,000      $  1,202,100,000        $   931,959,827
DYS Facilities                     194,000,000           113,000,000            101,830,000
DAS Facilities(h)                1,018,000,000           768,300,000            614,225,231
ASFC Facilities                    197,600,000           137,000,000            122,345,000
ODOT Facilities(i)                 210,000,000           143,800,000            103,220,000
DNR Facilities                      12,160,000            12,160,000              9,830,000
DPS Facilities(i)                  129,000,000           103,200,000            101,830,000
BWC Facilities(j)                  214,255,000           214,255,000            205,255,000

                                                    TREASURER OF STATE

Education Facilities           $   538,640,000      $    138,640,000        $   116,810,000

(a)  Excludes refunding bonds; includes bonds refunded.
(b)  Excludes bonds refunded; includes refunding bonds.
(c) Not more than $220,000,000 may be issued in any year and not more than $1.2 billion may be outstanding at any time.
(d) The authority to issue expired December 31, 1996. (e) Not more than $100,000,000 may be outstanding at any time.
(f) Not more than $120,000,000 may be issued in any year, and the total issued may not exceed $2.4 billion.
(g) Not more than $50,000,000 may be issued in any year and not more than $200,000,000 may be outstanding at any time.
(h) Primarily for State office buildings in Columbus (two), Cleveland, Akron and Toledo, and a State computer center in Columbus. Debt service for the Akron and Toledo office buildings is supported in part by payments from local government agencies using portions of those facilities. Includes $100,000,000 for school district computer technology and security systems.
(i) Debt service paid from appropriations from highway use receipts. (j) Debt service paid from appropriations from BWC Administrative Cost Fund.

        The General Assembly has appropriated sufficient moneys to meet debt service requirements for the current biennium (ending June 30, 1999) on all OPFC, OBA and Treasurer special obligations listed in the accompanying tables. Except for $58,441,000 of highway user receipts appropriated for obligations issued for ODOT and DPS facilities, and $30,130,000 for the BWC facility obligations, all those moneys have been appropriated from the GRF.

        The following table shows the principal amount of those obligations which were or are scheduled to be outstanding as of July 1 of the indicated years:

               GENERAL OBLIGATIONS
               -------------------
             HIGHWAY      NON-HIGHWAY          OPFC               OBA           TREASURER
             -------      -----------          ----               ---           ---------

1997     $525,700,000   $1,005,566,568    $2,559,040,000    $ 1,993,910,058     $116,810,000
2000      291,500,000      817,149,349     1,703,335,000      1,646,290,020       76,040,000
2005       30,000,000      496,656,341       689,200,000        915,076,194       17,000,000
2010               -0-     224,937,892        77,600,000        300,245,000               -0-
2015               -0-      26,123,600                -0-        23,770,000               -0-


        The following tables show certain historical debt information and comparisons. These tables include only outstanding bonds of the State secured by pledges of taxes and excises, and those issued by the OPFC, OBA and the Treasurer as reflected in the tables above. Highway obligations and obligations issued by the OBA for ODOT, DPS and BWC purposes are not included since they are paid from receipts that do not go into the GRF.


                                                                            PRINCIPAL AMOUNT
FISCAL           PRINCIPAL AMOUNT              PRINCIPAL AMOUNT              AS % OF ANNUAL
YEAR         OUTSTANDING (AS OF JULY 1)         PER CAPITA (A)               PERSONAL INCOME
------       --------------------------         --------------              ----------------

1980               $1,991,915,000                 $184.48                        l.90%
1985                2,664,060,000                  246.73                        1.88
1990                3,690,154,994                  340.20                        1.94
1993                4,286,631,904                  395.19                        2.00
1994                4,669,967,748                  430.53                        2.01
1995                5,049,962,637                  465.56                        2.06
1996                5,203,715,312                  479.74                        2.24(b
1997                5,461,641,626                  489.52                        2.22(b)


                                                                      DEBT
                                                 DEBT SERVICE AS     SERVICE        DEBT SERVICE
FISCAL        DEBT SERVICE        TOTAL GRF         % OF GRF           PER         AS % OF ANNUAL
YEAR           PAYABLE(C)       DISBURSEMENTS     DISBURSEMENTS       CAPITA       PERSONAL INCOME
----           ----------       -------------     -------------       ------       ---------------

1980         $ 187,478,382    $ 5,183,999,871        3.61%           $ 17.43           0.18%
1985           316,122,379      8,480,380,477        3.73              29.30           0.22
1990           488,676,826     11,585,673,568        4.22              45.05           0.26
1993           556,512,741     13,600,175,302        4.09              50.18           0.25
1994           601,201,857     14,433,186,000        4.17              54.15           0.26
1995           648,878,779     14,978,608,718        4.33              58.15           0.26
1996           691,007,871     15,858,131,400        4.36              61.93(a)        0.26
1997           716,501,188     16,404,050,000        4.37              64.22(a)        0.27(b)

(a) Population based on 1995 census figures (estimated).
(b) Based on 1996 personal income data.

        A statewide economic development program assists, with loans and,loan guarantees, the financing of facilities for industry, commerce, research and distribution. The law authorizes the issuance of State bonds and loan guarantees secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these bonds by the State Treasurer, with a general maximum of $300,000,000 currently authorized to be outstanding at any one time (excluding bonds issued to meet guarantees, but less any amount by which 4% of the unpaid principal amount of guaranteed loan payments exceeds the funded amount applicable to the guarantees). The aggregate amount from the liquor profits to be used in any Fiscal Year in connection with these bonds (except for bonds issued to meet guarantees) may not under present law exceed $25,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $500,000,000. A 1996 issue of $168,740,000 of taxable bonds refunded outstanding bonds and provided additional funds for the program. The highest future Fiscal Year debt service on those bonds, which are payable through 2022, is $16,166,827.

        The State from time to time enters into capital lease and lease purchase agreements relating to facilities for general State governmental purposes. OBM estimates total Fiscal Year 1998 rental payments under those agreements are approximately $3,150,869 and $6,000,000 respectively. Payments under those leases are subject to biennial appropriations. The number of and obligations under such leases will vary from time to time.


ADDITIONAL AUTHORIZATION

        Only a portion of State capital needs can be met by direct GRF appropriations, and so additional State borrowing for capital purposes has been and will be required. Under present constitutional limitations most of that borrowing has been and will probably primarily be by lease-rental supported obligations such as those issued by the OPFC and the OBA and, in some cases, by the Treasurer.

        The general capital appropriations act for the current (1997-98) capital appropriations biennium authorized additional borrowing. It authorized OPFC issuance of additional obligations in the amounts of $559,000,000 for higher education capital facilities projects (a substantial number of which are renovations and equipment of and improvements to existing facilities), $68,400,000 for mental health facilities projects (including local projects), and $22,700,000 for parks and recreation facilities projects. It also authorizes additional OBA obligations in the amounts of $197,400,000 for prisons and local jails, $37,800,000 for DYS facilities, $125,650,000 for DAS facilities including computer technology and security systems for school districts, $80,700,000 for ASFC facilities (including $38,000,000 for the newly authorized category of sports facilities), $75,800,000 for DPS facilities, and $27,750,000 for ODOT facilities. These additional authorizations and issuances under them are reflected in the above tables.

        The Treasurer of State has been authorized to issue bonds to finance approximately $238,640,000 of capital improvements for elementary and secondary public school facilities ($138,640,000 issued). Debt service on these lease-rental obligations is payable from State resources.

        A 1995 constitutional amendment extended the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose) and authorized additional highway bonds. The latter supersedes the prior highway bonds authorization of not more than $500,000,000 to be outstanding at any time and not more than $100,000,000 to be issued annually, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220,000,000 to be issued in a Fiscal Year.

        The General Assembly has authorized the following additional general obligation bonds to be issued by the Commissioners of the Sinking Fund:
$55,000,000 coal development, $165,000,000 highway capital improvements, and $80,000,000 natural resources, and by the Treasurer $240,013,864 of infrastructure bonds.

        The most recent capital appropriations legislation provides for two new categories of revenue-type financing. OBA is authorized to issue lease revenue obligations to assist in the financing of up to 15% of the estimated cost of certain Ohio sports facilities. In addition, a revolving fund is created to assist in financing local multimodal and intermodal transportation facilities, initially funded with a deposit of $30,000,000 of GRF moneys.

        A 1990 constitutional amendment authorizes greater State and political subdivision participation in the provision of individual and family housing. This supplements the previously constitutionally authorized loans-for-lenders and other housing assistance programs, financed in part with State revenue bonds. The amendment authorizes the General Assembly to provide for State assistance for housing in a variety of manners. The General Assembly could authorize State borrowing for the purpose by the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts, although the obligations may not be supported by the State's full faith and credit.

        A 1994 constitutional amendment pledges the State's full faith and credit and taxing power to meeting certain guarantees under the state's tuition credit program. That program provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. Under the amendment, to secure the tuition guarantees the General Assembly shall appropriate moneys sufficient to offset any deficiency that may occur from time to time in the trust fund that provides for the guarantees and at any time necessary to make payment of the full amount of any tuition payment or refund required by a tuition payment contract. (A 1965 constitutional provision that authorized, but did not require, State student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)


SCHOOLS

        Litigation similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court concluded in a decision released March 24, 1997 that major aspects of the system (including basic operating assistance and the loan program described below) are unconstitutional. It ordered the State to provide for and fund sufficiently a system complying with the Ohio Constitution, staying its order for a year to permit time for responsive corrective actions by the General Assembly. In response to a State motion for reconsideration and clarification, the Court on April 25 indicated that property taxes may still play a role in, but "can no longer be the primary means" of, school funding. The Court also confirmed that contractual repayment provisions of certain debt obligations issued for school funding will remain valid after the stay terminates.

        Local school districts in Ohio receive a major portion (on a statewide basis, recently approximately 44%) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 120 districts income taxes, for significant portions of their budgets. Litigation is pending, similar to that in other states, questioning the constitutionality of Ohio's system of school funding. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash needs borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed; in FY 1997 under this program 12 districts borrowed a total of $113 million (including over $90 million by one district), and in FY 1996 borrowings totaling $87.2 million were approved.

        Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations, and, with other local governments, receive local government support and property tax relief moneys distributed by the State. For those few municipalities that on occasion have faced significant financial problems, established procedures provide for a joint State/local commission to monitor the municipality's fiscal affairs, and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 24 cities and villages, in 19 of which the fiscal situation has been resolved and the procedures terminated.

        The fiscal emergency legislation was recently amended to extend its potential application to counties (88 in the State) and townships. This extension is on an "if and as needed" basis, and not aimed at particular existing fiscal problems of those subdivisions.

    At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes unlimited as to amount or rate.


HEDGING STRATEGIES

        As discussed in the Prospectus, the Adviser may use a variety of financial instruments ("Hedging Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge the Fund's portfolio. The particular Hedging Instruments are described in Appendix A to this Statement of Additional Information. Any income realized from the use of options and futures would be taxable to shareholders.

    Hedging strategies can be broadly categorized as "short hedges" and "long hedges". A short hedge is a purchase or sale of a Hedging Instrument intended to partially or fully offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

    Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

    Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Instruments on debt securities may be used to hedge either individual securities or broad market sectors.


        The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes".


    In addition to the products, strategies and risks described below, the Adviser may discover additional opportunities in connection with options, futures contracts and other hedging techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Fund's investment objectives and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

SPECIAL RISKS OF HEDGING STRATEGIES

        The use of Hedging Instruments involves special consideration and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

        (1) Successful use of most Hedging Instruments depends upon the Adviser's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While the Adviser is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

        (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

        (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because the Adviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

        (4) As described below, the Fund might be required to maintain assets as "cover", maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (I.E., Hedging Instruments other than purchased options). If the Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the opposite party to the transaction to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

ADDITIONAL INFORMATION ABOUT HEDGING TRANSACTIONS


        The Fund will not use Hedging Instruments for speculative purposes or for purposes of leverage. Transactions using Hedging Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.


        Assets held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS

        The Fund may purchase put and call options, and write (sell) covered call options and covered put options, on debt securities. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge.

        Writing a covered call option serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

        Writing a put option serves as a limited long hedge because increases in the value of a security the Fund intends to purchase would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

        The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options purchased by the Fund that expire unexercised have no value.

        The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

        The Fund may purchase or write both exchange-traded and OTC options. Exchange markets for options on debt securities exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra-party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the party from whom it purchased the option or to whom it has written the option (the contra-party) to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra-party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

        The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra-party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra-parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

        If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit and would be unable to limit its losses prior to expiration. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised. The inability to enter into a closing purchase transaction for a put option written by the Fund could also cause material losses because the price of the security underlying the option could continue to decline.

        As options on indexes of municipal and nonmunicipal debt securities become available, the Fund may purchase and write put and call options on such indexes in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the debt securities markets (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

        Because of the limited availability of options on municipal securities, the Adviser may deem it in the best interest of the Fund to engage in transactions using exchange-traded options on U.S. government securities. Options on U.S. Treasury bonds, bills and notes are currently so traded; additional contracts are likely to be developed. In the opinion of the Adviser, there is a high degree of correlation between the prices and interest rates of U.S. government securities and those of municipal securities. Therefore, the Adviser believes that options on U.S. government securities could serve as an effective proxy for options on municipal securities. Therefore, the Fund's options activities may also include options on U.S. government securities traded on national securities exchanges.

GUIDELINES FOR OPTIONS

        In view of the risks involved in using the options strategies described above, the Trust's Board of Trustees has determined that the Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund's total assets. This guideline may be modified by the board without shareholder vote. Adoption of this guideline cannot be guaranteed to limit the percentage of the Fund's assets at risk to 5%.


FUTURES

        The Fund may purchase and sell municipal bond index futures, municipal debt futures and other interest rate futures contracts. The Fund may also purchase put and call options and write put and covered call options on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

        Interest rate futures contracts also can be used to manage the average duration of the Fund's portfolio. If the Adviser wishes to shorten the average duration of the Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Adviser wishes to lengthen the average duration of the Fund, the Fund may buy a futures contract or a call option thereon, or sell a put option thereon.

        The Fund may enter into interest rate futures contracts as a hedge against or to minimize adverse principal fluctuations or as an efficient means of regulating the Fund's exposure to the municipal bond market. The Fund could sell interest rate futures as an offset against the effect of expected increases in interest rates and purchase such futures as an offset against the effect of expected declines in interest rates.

        It is possible that the Fund's hedging activities will occur primarily through the use of municipal bond index futures contracts because the uniqueness of that index contract should better correlate with the Fund's portfolio and thereby be more effective. However, it is also possible that it may be deemed in the best interest of shareholders to use futures contracts on U.S. Treasury bonds, bills or notes, and the Fund reserves the right to use such futures contracts at any time. Use of these futures could occur, as an example, when both the U.S. Treasury bond futures contract and municipal bond index futures contract are correlating well with municipal bond prices, but the U.S. Treasury bond futures contract is trading at a more advantageous price making the hedge less expensive with the U.S. Treasury bond futures contract than would be obtained with the municipal bond index futures contract.

        No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.


        Subsequent "variation margin" payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as "marking to market". Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures commission merchant. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund had insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

        Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions and options thereon only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

        Under the circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

        If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

        Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or an option on a futures contract might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures markets are subject to margin deposit and maintenance requirements and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.


GUIDELINES FOR FUTURES AND RELATED OPTIONS

        In view of the risks involved in using the futures and options strategies that are described above, the Trust's Board of Trustees has determined that the Fund will not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and initial margin deposits and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. This guideline may be modified by the board without shareholder vote. Adoption of this guideline cannot be guaranteed to limit the percentage of the Fund's assets at risk to 5%.

        In addition, the Fund has represented to the CFTC that it will use futures contracts and options thereon solely in bona fide hedging transactions or under other circumstances permitted by the CFTC.


MUNICIPAL LEASES

        As described in the Prospectus, the Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "municipal leases) of a municipal authority or entity. Although municipal leases do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain municipal leases contain "nonappropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation municipal leases are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Fund will seek to minimize the special risks associated with such securities by not investing more than 10% of its assets in municipal leases that contain nonappropriation clauses. In evaluating investments in municipal leases with nonappropriation clauses, the Adviser will consider such factors as whether (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past,(5) the investment is of a size that will be attractive to institutional investors, and (6) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required. Municipal leases provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Fund. With respect to evaluating the credit quality of a municipal lease the Adviser will consider: whether a lease can be canceled; the level of assurance that leased assets can be sold; the strength of the lessee's general credit; the potential for an event of nonappropriation; and the legal recourse in the event of a failure to appropriate.

    The Trust's Board of Trustees has established the following guidelines for determining the liquidity of municipal leases in the Fund's portfolio, and subject to review by the Board, has delegated that responsibility to the Adviser. When evaluating the liquidity of Municipal Leases, the

Adviser, pursuant to procedures established by the Board, considers all relevant factors, including frequency of trading, availability of quotations, the number of dealers and their willingness to make markets, the nature of trading activity and the assurance that liquidity will be maintained.



PURCHASE OF SHARES

    The Fund reserves the right to impose a charge of $15 for any purchase check returned to the Fund as uncollectible and to collect such fee by redeeming shares of the Fund from such shareholder's account.

    The Fund reserves the right to limit the amount of any purchase and to reject any purchase order. Shares of the Fund are offered continuously; however, the offering of shares of the Fund may be suspended at any time and resumed at any time thereafter. The Fund intends to waive the initial and subsequent purchase minimums for employees of McDonald & Company Securities, Inc. which through its Gradison Division acts as the Fund's Adviser and Distributor.




REDEMPTION OF SHARES

        The Fund may suspend the right of redemption or may delay payment (a) during any period when the New York Stock Exchange is closed other than for customary weekend and holiday closings, (b) when trading in markets normally utilized by the Fund is restricted, or an emergency exists (determined in accordance with the rules and regulations of the Securities and Exchange Commission) so that disposal of the securities held in the Fund or determination of the net asset value of the Fund is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for the protection of the Fund's shareholders.

        The Fund transmits redemption proceeds only to shareholders names and addresses on its records (or which it has otherwise verifies), provides written confirmation of all transactions initiated by telephone (either immediately or by monthly statement, depending on the circumstances), and requires identification from individuals picking up checks at its office.


DAILY DISTRIBUTIONS - ACCOUNTING PRINCIPLES

        The distribution declared by the Fund each day will normally be in an amount equal to that day's proportionate share of the estimated net investment income for the applicable monthly period, plus, for certain periods, undistributed amounts of such income from prior periods, minus, for certain periods, amounts to provide a reserve of undistributed income which could be paid in subsequent months, divided by the number of days in that period. The amount of the daily distribution will generally differ from the Fund's daily book net income computed in accordance with generally accepted accounting principles. Estimated net investment income for any period will be based on the Adviser's projections of accrued interest income during such period less projected expenses of the Fund to be accrued during such period. This procedure may enable the Fund to avoid fluctuations in the total daily distributions from period to period and to minimize the possibility of making distributions from paid-in capital or other capital sources. The reserve may increase the net asset value of the Fund's shares, thereby causing shareholders to realize higher capital gains or lower capital losses upon redemption. On occasion, the Fund may make distributions which constitute the return of capital to shareholders.

        For example, if the Adviser estimates that net investment income for a 31-day month will be $.085 per share, and if the Fund has a reserve of $.01 per share of undistributed income, the daily distribution might be initially established at $.09/31 per share for each day during such month, leaving a reserve of $.005 per share available for distributions in subsequent months if such estimates are accurate. The Adviser may revise its estimates of the monthly amounts of such income, in which case the subsequent daily distributions during such month may be revised accordingly.


TAXES

FEDERAL

        The Fund has qualified and intends to qualify in the future for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code") and to qualify to pay "exempt-interest" dividends. By so qualifying, the Fund will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of any taxable net investment income and net short-term capital gain) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to Fund shareholders. In order to continue to qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income plus its net interest income excludable from gross income under Section 103(a) of the Code, and must meet several additional requirements. Among these requirements are the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, options, or futures that were held for less than three months ("Short-Short Limitation"); and (3) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets, and (b) not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

        Dividends paid by the Fund will qualify as exempt-interest dividends, and thus will be excludable from gross income by its shareholders, if the Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under Section 103(a); the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from the shareholders' gross income may not exceed the Fund's net tax-exempt income.

        If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares and any allowable loss will be treated as long-term capital loss to the extent of any capital gain distributions received on those shares. Distributions of the portion of the gain on bonds purchased at a discount after April 30, l993, are taxable for Federal income tax purposes as dividends.

        Interest on indebtedness incurred or continued to purchase or carry Fund shares will not be deductible for Federal income tax purposes to the extent that the Fund distributes exempt-interest dividends; purchases of Fund shares may be deemed to have been made with borrowed funds even though those funds are not directly traceable to the purchase of those shares. Exempt-interest dividends paid by the Fund are includable in your tax base for determining the taxability of social security and railroad retirement benefits. Shares of the Fund may not be an appropriate investment for "substantial users" of certain facilities financed by private activity bonds in which the Fund may invest because interest on such bonds will not be exempt from Federal income tax for such users and their related persons.

        Tax-exempt interest attributable to certain private activity bonds (including, in the case of a RIC, such as the Fund, receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is an item of tax preference for purposes of the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the Fund's tax-exempt interest was attributable to such bonds.


        The Fund may acquire zero coupon municipal securities, which are securities issued with original issue discount. As a holder of those securities, the Fund must take into account a portion of the original issue discount during the taxable year, even if it receives no corresponding payment on the securities during the year. Because the Fund annually must distribute substantially all of its tax-exempt income, including any original issue discount, in order to qualify for treatment as a RIC, the Fund may be required in some years to distribute as a dividend an amount that is greater than the total cash it actually receives. Those distributions will be made from the Fund's other cash assets or from proceeds of sales of portfolio securities. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities, or options or futures, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

        The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from options and futures derived by the Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts will be subject to the Short-Short Limitation if they are held for less than three months.

        If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund may, when it engages in hedging transactions, seek to qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Funds' hedging transactions. To the extent this treatment is not available, the Fund may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.


OHIO STATE AND LOCAL TAX MATTERS

        The following reflects Ohio law as of the date of this Statement of Additional Information.

        Individual shareholders who are subject to the Ohio personal income tax, Ohio school district income tax or Ohio municipal income tax will not be subject to such taxes on distributions received from the Fund to the extent such distributions consist of interest on or gain from the sale of debt obligations issued by or on behalf of the State of Ohio and its political subdivisions, agencies, and instrumentalities. ("Ohio Obligations") provided that the Fund continues to qualify as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Obligations, or similar obligations of other states or their subdivisions. It is assumed for purposes of this discussion of Ohio taxation that these requirements are satisfied. Gain recognized by such individual shareholders on the sale of shares of the Fund will be subject to the Ohio personal income tax and Ohio school district income tax; such gain may be subjected to municipal income tax only by those Ohio municipalities that are authorized by State law to tax intangible income.


        Corporate shareholders that are subject to the Ohio corporation franchise tax will not be required to include distributions received from the Fund in their net income base for purposes of calculating their Ohio corporation franchise tax liability to the extent that such distributions are either excluded from gross income for federal income tax purposes or consist of interest on or gain from the sale of Ohio Obligations. However, corporate shareholders will be required to include gain recognized on the sale of shares of the Fund in their net income base for purposes of calculating their liability for such tax. In addition, shares of the Fund will be includable in the computation of net worth for purposes of such tax. Corporate shareholders that are subject to Ohio municipal income tax will not be subject to such tax on distributions received from the Fund to the extent such distributions consist of interest on or gain from the sale of Ohio Obligations but may be subject to such tax on gain from the sale of shares of the Fund in those three Ohio municipalities that are authorized by State law to tax intangible income.

        Distributions from the Fund that consist of interest on obligations of the United States or the government of Puerto Rico, the Virgin Islands or Guam or their authorities or instrumentalities are exempt from Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes and are excluded from the net income base of the Ohio corporation franchise tax to the same extent that such interest would be so exempt or excluded if the obligations were held directly by the shareholders.

        The Fund is not subject to the Ohio personal income tax, Ohio school district income taxes, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax, provided that, with respect to the Ohio corporation franchise tax and the Ohio dealers in intangibles tax, the Fund satisfies an annual reporting requirement imposed by the Ohio Revised Code.


NET ASSET VALUE

        The net asset value of the Fund is calculated once daily Monday through Friday except on days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of the Fund's shares and except on the following holidays: New Year's Day, Presidents Day, Good Friday, Memorial Day Observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, Columbus Day, Martin Luther King Jr. Day, and Veteran's Day.

        The assets and liabilities of the Fund are determined in accordance with generally accepted accounting principles and the applicable rules and regulations of the Securities and Exchange Commission.




PORTFOLIO TRANSACTIONS

         The Adviser is responsible for making the Fund's portfolio decisions, including allocation of the Fund's brokerage business and negotiation of brokerage commissions, subject to policies established by the Board of Trustees. The Fund places orders for transactions with a number of brokers and dealers. Most of the Fund's purchases and sales of portfolio securities are principal transactions with securities dealers and underwriters. Since the Fund's inception it has incurred no brokerage commissions. Purchases of securities from underwriters, however, include a concession paid by the issuer to the underwriter and purchases or sales of securities from/to a dealer include a spread between the bid and ask prices.

        In purchasing and selling portfolio securities, it is the policy of the Fund to select brokers and dealers so as to obtain the most favorable net results, taking into account various factors, including the price of the security, the commission rate, the size of the transaction, the difficulty of execution and other services offered by brokers and dealers which are of benefit to the Fund. The Adviser selects brokers and dealers to execute transactions on the basis of its judgment of their professional capability to provide the service at reasonably competitive rates. The Adviser's determination of what constitutes reasonably competitive rates is based upon its professional judgment and knowledge as to rates paid and charged for similar transactions throughout the securities industry. The Adviser may consider sales by brokers or dealers of shares of the Fund when selecting brokers or dealers to execute portfolio transactions as long as the most favorable net results are obtained.

        The Adviser may receive commissions from the Fund for effecting transactions on an agency basis only in accordance with procedures adopted by the Board of Trustees. Any procedures adopted by the Trustees will incorporate the standard contained in Rule 17e-1 under the Investment Company Act of 1940 that the commissions paid must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Pursuant to Rule 17e-1, the Board of Trustees must conduct compliance reviews at least quarterly and maintain records in connection with such reviews. The Adviser has assured the Fund that in all transactions placed with the Adviser, the Fund will be charged a commission that is at least as favorable as the rate the Adviser charges to its other customers in similar transactions. No commission charged to the Fund by the Adviser or any broker affiliated with the Adviser will include compensation for research services provided by the Adviser or any such affiliated broker. From the inception of the Fund to the date of this Statement of Additional Information, the Adviser has not received any commissions from the Fund for executing transactions in portfolio securities.

        Brokers who provide supplemental investment research to the Adviser may receive orders for agency transactions in portfolio securities of the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. Information so received is in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Advisory Agreement with the Fund. If in the judgment of the Adviser the commission is reasonable in relation to the brokerage and research services provided, the Adviser is authorized to pay brokerage commissions in excess of commissions another broker would have received for effecting the same transaction, subject to the review of the Board of Trustees. Not all such research services may be used by the Adviser in connection with managing the Fund. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, and the Adviser may use such information in servicing its other accounts.

        Because of its affiliation with the Adviser, the Fund is prohibited from engaging in certain transactions involving the Adviser except in compliance with the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder and subject to the possible receipt of exemptive relief from the Securities and Exchange Commission. Accordingly, the Fund does not purchase or sell portfolio securities from or to the Adviser in any transaction in which the Adviser acts as principal. Pursuant to regulations of the Securities and Exchange Commission, the Fund purchases securities in underwritings in which the Adviser participates as an underwriter.


        The Adviser also serves as the investment adviser to Gradison-McDonald Cash Reserves Trust ("GMCR"), (a U.S. Government "money market" investment company), Gradison Custodian Trust ("GCT") (U. S. Government income investment company, and Gradison Growth Trust ("GGT") (equity investment company) and furnishes investment advice to other clients. The assets of the mutual funds managed by the Gradison Division totaled approximately $2.5 billion as of September 30, 1997. The Adviser, including its predecessor, Gradison & Company, Incorporated, has served as investment adviser to investment companies since l976. Investment decisions for the Fund are made independently from those of the other investment companies for which it acts as investment adviser and other clients of the Adviser. Purchases and sales of particular securities may be effected simultaneously for such entities and clients. In such instances, the transactions will be allocated as to price and amount in a manner the Adviser considers equitable to each of the affected entities or clients, which could have a detrimental effect upon the price or amount of the securities purchased or sold for the Fund. On the other hand, in some cases the ability of the Fund to participate in volume transactions may produce better executions for the Fund. It is the opinion of the Board of Trustees that the benefits available to the Fund from retaining the Adviser outweigh any disadvantages that may arise from exposure to simultaneous transactions.

        For the fiscal years ended June 30, l997, and l996 the Fund's respective portfolio turnover rates were 134% and 100%. The higher portfolio turnover for the fiscal year ended June 30, l997 resulted from an increase in short-term trading activities.


INVESTMENT ADVISER

        The Adviser manages the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective, policies and restrictions, subject to the general supervision and control of the Board of Trustees and pursuant to the terms of the Investment Advisory Agreement ("Agreement") between the Trust and Adviser. The Adviser and its officers and employees, from time to time, enter into transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions are not influenced by existing or potential custodial or other Trust relationships.

        The Adviser provides to the Trust at its own expense the executive officers who are necessary for the management and operations of the Fund.

        The Adviser is a securities broker dealer with 23 retail offices in the state of Ohio and is the largest investment banking and securities brokerage firm headquartered in Ohio. The Adviser manages investment advisory accounts, including mutual funds, with assets in excess of $3 billion as of September 30, l997.


ADVISORY AGREEMENT

        The Agreement provides that the Adviser will manage the investments of the Fund, subject to review by the Board of Trustees. The Adviser also bears the cost of salaries and related expenses of executive officers of the Trust who are necessary for the management and operation of the Fund and compensates the Trustees who are affiliated with the Adviser. As compensation for its services under the Agreement, the Adviser receives from the Fund a monthly fee based upon the average value of the daily net assets for the month at an annual rate of .5 of 1% of the Fund's assets. For the fiscal years ended June 30, l995, June 30, l996, and June 30, 1997, the Adviser received respectively $362,864, $356,463, and $ 377,638 as investment advisory fees.


        The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its shareholders for any act or omission by the Adviser. The Agreement does not restrict the Adviser from acting as an investment manager or adviser for others.

        The Agreement grants to the Trust the right to use the names "Gradison" and "McDonald" as a part of its name and the name(s) of its Fund(s), without charge, subject to withdrawal of such right by the Adviser upon not less than 30 days' written notice to the Trust and subject to the automatic termination of such right within 30 days after the termination of the Agreement for any reason. The Agreement does not impair the right of the Adviser to use the name Gradison or McDonald in the name and the name(s) of its Fund(s) without charge in connection with any other business enterprise with which it is or may become associated.

    The Agreement will be submitted to a vote at the initial meeting of the Fund's public shareholders, if and when such meeting is held. The Agreement continues in effect from year to year if such continuance is specifically approved at least annually by the vote of the holders of a majority of the outstanding voting securities of the Fund or by the vote of a majority of the Trust's Board of Trustees, and in either event by the vote cast in person of a majority of the Trustees who are not "interested persons" of any party to the Agreement (as defined in the Act).

        The Agreement may be terminated at any time without penalty upon 60 days' written notice by (i) the Board of Trustees, (ii) the vote of the holders of a majority of the outstanding voting securities of the Fund, or (iii) the Adviser. The Agreement will terminate automatically in the event of its assignment by the Adviser. The Agreement may be amended at any time by the mutual consent of the parties thereto, provided that such consent on the part of the Fund shall have been approved by the vote of the holders of a majority of its outstanding voting securities and by the vote of a majority of the Board of Trustees, including the vote cast in person by a majority of the Trustees who are not "interested persons" of any party to the Agreement (as defined in the Act).


MASTER DISTRIBUTION AGREEMENT

        Shares of the Fund are continuously offered and distributed through the principal underwriter of the Fund, McDonald (the "Distributor"). Under the terms of the Master Distribution Agreement, the Distributor, as agent of the Fund, accepts orders for the purchase of shares of the Fund. For the fiscal years ended June 30, l995, l996 and 1997, McDonald received underwriting commissions in the respective amounts of $89,864, $122,266, and $85,767, all of which was retained by McDonald. On July 7, 1997, the sales charge was eliminated. The Distributor is not obligated to sell any certain number of shares of the Fund. The Distributor may enter into dealer's agreements with other dealers, pursuant to which such dealers will also sell shares of the Fund. The Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the 1933 Act. The Agreement also provides for the payment of Distribution Service fees in the annual amount of .25% of the Fund's average daily net assets.


DISTRIBUTION SERVICE PLAN

        The Fund has in effect a Distribution Service Plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. Rule 12b-1 permits an investment company to finance, directly or indirectly, activities primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of such Rule. The purpose of the Plan is to increase sales of shares of the Fund to enable it to acquire and retain a sufficient level of assets to enable it to operate at an efficient level. Higher levels of assets tend to result in operating efficiencies with respect to the Fund's fixed costs and portfolio management.

        The Plan permits the Fund to incur expenses related to the distribution of its shares, but only as specifically contemplated by the Plan. Under the Plan, the Fund may pay service fees up to an amount that does not exceed an annual rate of .25% of its average daily net assets. Such service fees that may be incurred by the Fund under the Plan within the limitation described above are limited to payments to broker-dealers (including the Distributor) or other persons for certain services provided to Fund shareholders (See the Prospectus for further information). For the fiscal years ended June 30, l995, l996, and 1997, the Fund paid service fees to the Distributor in the respective amounts of $181,432, $178,232, and $188,819. The benefits resulting from the Plan include a more stable or increasing level of assets which, in turn, can limit or reduce the expenses of the Fund on a per share basis and facilitates portfolio management, among other benefits.

        The Plan also specifically authorizes the payment of operational expenses incurred by the Fund to the extent that such payments might be considered to be primarily intended to result in the sale of shares of the Fund. It further specifically authorizes the payment of advisory fees pursuant to the Advisory Agreement to the extent that the Fund might be deemed to be indirectly financing the distribution activities through payment of advisory fees. The Board of Trustees does not believe that the payment of such operational expenses by the Fund or payment of the advisory fee constitute the direct or indirect financing of activities primarily intended to result in the sale of shares of the Fund. Thus, although such payments are authorized by the Plan as a protective measure, they are not restricted by the .25% limitation included in the Plan.

    In approving the Plan, the Board of Trustees concluded that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan will be submitted for approval by the Fund's shareholders at the Fund's initial shareholders' meeting, if and when such meeting is held. The Plan (together with any agreements relating to implementation of the Plan) continues in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board of Trustees, including the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose. The Plan may not be amended to materially increase the amount of distribution expenses incurred by the Fund without the approval of a majority of the Independent Trustees by votes cast in person at a meeting called for the purpose of voting on such amendment and without the approval of a majority of the outstanding voting securities of the Fund. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding voting securities of the Fund. Any agreement implementing the Plan may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund, on not more than sixty days' written notice to the other party to the agreement, and any related agreement will terminate automatically in the event of its assignment. The Plan requires that the Board of Trustees receive at least quarterly written reports as to the amounts expended during each quarter pursuant to the Plan and the purposes for which such amounts were expended. While the Plan is in effect, the selection and nomination of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust shall be committed to the discretion of the disinterested Trustees then in office.



TRANSFER AGENT AND ACCOUNTING SERVICES AGREEMENT

        Pursuant to the Transfer Agent and Accounting Services Agreement, Gradison provides transfer agent, dividend disbursing, and accounting services for the Fund. Gradison responds to inquiries from shareholders, processes purchase and redemption requests, maintains shareholder account records and provides statements and confirmations to shareholders and maintains the Fund's books and accounting records. For the fiscal years ended June 30, l995, l996 and 1997, the Fund paid Gradison respectively, $95,692, $90,667, and $87,323, for transfer agent, dividend disbursing, and accounting services.

OTHER COMPENSATION PAID/REIMBURSEMENT MADE TO THE ADVISER

        In addition to the advisory fee, transfer agent fee, and distribution fees paid by the Fund to the Adviser, For the fiscal years ended June 30, l995, 1996 and 1997, the Fund reimbursed the Adviser, on a cost basis, for costs allocable to services performed by the Adviser's employees, including legal services, including salaries and office space, the amounts of $851, $3,402, and $3,512.


TRUSTEES AND OFFICERS OF THE TRUST

        The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years and positions currently held with GMCR, GGT, GCT, Gradison and McDonald, are listed below. All principal occupations have been held for at least five years unless otherwise indicated. Positions held with Gradison were formerly held with Gradison & Company Incorporated.

     *DONALD E. WESTON, 580 Walnut Street, Cincinnati, Ohio. Trustee and Chairman of the Board; Chairman of Gradison and Director of McDonald & Company Investments, Inc.; Director of Cincinnati Milacron Commercial Corp. (financing arm of capital goods manufacturer) (since January 1993); Trustee and Chairman of the Board of GMCR, GCT, and GGT.

     DANIEL J. CASTELLINI, 312 Walnut Street, Cincinnati, Ohio. Trustee; Senior Vice President/Finance and Administration and Chief Financial Officer of the E.W. Scripps Company (communications); Trustee of GMCR, GCT, and GGT.

     THEODORE H. EMMERICH, 1201 Edgecliff Place, Cincinnati, Ohio 45206. Trustee. Retired; Until 1986, managing partner (Cincinnati office) Ernst & Young (Public Accountants); Director of Carillon Fund, Inc.(investment company), American Financial Group, Inc.(insurance), Cincinnati Milacron Commercial Corp.; Trustee of Carillon Investment Trust and Summit Investment Trust(investment companies); Trustee of GMCR, GCT, and GGT.

     RICHARD A. RANKIN, 1717 Dixie Highway, Suite 600, Fort Wright, Kentucky 41011. Trustee. Partner, Rankin and Rankin (Public Accountants); Trustee of GMCR, GCT, and GGT.

     JEROME E. SCHNEE, 14 Walt Whitman, Morristown, NJ 07960, Trustee. Senior Director, Health Economics, Johnson & Johnson (Pharmaceuticals) since August 1996; Professor of Management, College of Business Administration, University of Cincinnati (currently on leave of absence).

     BRADLEY E. TURNER, 580 Walnut Street, Cincinnati, Ohio 45202. President. Senior Managing Director of McDonald; President of GMCR, GCT, and GGT.

     STEPHEN C. DILBONE, 580 Walnut Street, Cincinnati, Ohio 45202. Executive Vice President. Senior Vice President of Gradison.


     RICHARD S. DEMKO, 800 Superior Avenue, Cleveland, Ohio 44114. Vice President. Senior Vice President of McDonald.

     PATRICIA J. JAMIESON, 800 Superior Avenue, Cleveland, Ohio 44114. Treasurer. Secretary, Treasurer, Senior Managing Director, and Chief Financial Officer of McDonald; Treasurer of GMCR, GCT, and GGT.


     MARK A. FRIETCH, 580 Walnut Street, Cincinnati, Ohio. Assistant Treasurer. Assistant Treasurer of GMCR, GCT, and GGT (since May l995); prior to that Assistant Controller of Gradison Mutual Funds (August l993 to August l993, Gradison Mutual Funds Controller (September l993 to June l997).


     RICHARD M. WACHTERMAN, 580 Walnut Street, Cincinnati, Ohio 45202. Secretary. Senior Vice President and General Counsel of Gradison.; Secretary of GMCR, GCT, and GGT.

     PAUL J. WESTON, 580 Walnut Street, Cincinnati, Ohio. Senior Vice President. Executive Vice President of GMCR; Senior Vice President of GCT and GGT; Executive Vice President of Gradison. Mr. Weston is the brother of Donald
     E. Weston.

------------------------------
        Trustees and officers of the Trust who are affiliated with the Adviser receive no remuneration from the Trust. Trustees who are not affiliated with the Adviser receive fees as determined by the Board of Trustees. As of September 30, l997, the Trustees and officers of the Trust owned an aggregate of less than 1% of the outstanding securities of the Fund.

Trustee Compensation Table
--------------------------


Name of Trustee              Aggregate      Total Compensation
--------------               Compensation   From Trust and fund
                             From Trust     complex (3 additional
                             as of June     Trusts) paid to
                             30, l997       trustee for calendar year ended
                             --------       12/31/96
                                            --------

Theodore H. Emmerich         $4,500         $23,250
Richard A. Rankin            $4,500         $22,000
Jerome E. Schnee             $4,500         $23,250
Daniel J. Castellini         $4,500         $25,000

The Trust maintains a deferred compensation plan which allows trustees to defer receipt of trustee fees otherwise payable to them until a future date. Deferred amounts are credited with interest at a rate equal to the yield of the Gradison-McDonald U.S. Government Reserves Fund. The Trust does not maintain any other pension or retirement plans. There are currently no amounts owing to any current trustee pursuant to the deferred compensation plan. As of June 30, l997, the amount of $7,025 was payable by the Trust to the beneficiary of a former trustee who is deceased and as of December 31, l996, the amount of $42,470 was payable to the beneficiary of that trustee by the Trust and the fund complex.


DESCRIPTION OF THE TRUST

        The Trust is an open-end management investment company organized under the laws of the State of Ohio by a Declaration of Trust dated June 11, 1992. The Declaration of Trust provides for an unlimited number of full and fractional shares of beneficial interest, without par value, of any series authorized by the Board of Trustees. The Board of Trustees has authorized the issuance of shares of two series, representing the Gradison-McDonald Ohio Tax-Free Income Fund and the Gradison-McDonald Intermediate Municipal Income Fund. Any additional series of shares must be issued in compliance with the Investment Company Act of 1940. Upon issuance and sale in accordance with the terms set forth in the Prospectus, each share will be fully paid and nonassessable. Shares have no preemptive, subscription or conversion rights and are redeemable as set forth under "How to Redeem Shares."

        Holders of shares of the Fund are entitled to vote the full and fractional shares in the amount of their ownership of Fund shares. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting in any election of Trustees can elect all of the Trustees if they choose to do so, in which event the holders of the remaining shares will be unable to elect a Trustee. Under the Declaration of Trust, meetings of shareholders are not required to elect trustees, unless less than a majority of trustees holding office have been elected by the shareholders. Shareholders' meetings will be held only when required pursuant to the Declaration of Trust or the Investment Company Act of 1940, and when called by the Fund or shareholders pursuant to the Declaration of Trust. Pursuant to the Declaration of Trust, shareholders of record of not less than a majority of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the questions of removal of any Trustee when requested in writing to do so by shareholders of record of not less than 10 percent of the Trust's outstanding shares. The Trust or any Fund may be terminated by a vote of a majority of the Trustees. Whenever the approval of a majority of the outstanding shares of the Fund is required in connection with shareholder approval of the Investment Advisory Agreement, the Master Distribution Agreement, or the Distribution Service Plan, or changes in the investment objective or the investment restrictions, a "majority" shall mean the vote of (i) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is the lesser.

        The assets of the Trust received upon the issuance of the shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each such series and constitute the underlying assets of each series. The underlying assets of each series are segregated on the books of account and are to be charged with the liabilities in respect to such series and with each series' proportionate share of the general liabilities of the Trust. In the event of the termination and liquidation of the Trust, the holders of the shares of any series are entitled to receive their pro-rata portion of the underlying assets of the series available for distribution to shareholders.

        The Trust is currently operating, and intends to continue to operate, in compliance with the Ohio law relating to business trusts. Under Ohio law, the shareholders of a complying business trust have no liability to third persons for obligations of the Trust, which are to be satisfied solely from the Trust's property. The Declaration of Trust provides that no Trustee, officer, employee, or agent of the Fund shall be personally liable to any person for any action or failure to act in connection with the Trust's property or the affairs of the Trust except (1) for his own willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties, (2) with respect to any matters as to which he did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Trust or where he did not act with the care that an ordinarily prudent person in a like position would use under similar circumstances.

        In the Fund's pre-effective registration statement, pursuant to the requirements of the staff of the Securities and Exchange Commission ("SEC") applied to all new funds at the time, the Fund undertook to hold a shareholders' meeting within 16 months of effectiveness for the purpose of electing trustees, ratifying the selection of independent accountants, and approving the investment advisory agreement and distribution expense plan, notwithstanding the fact that such election, ratification, and approvals had been effected by the sole shareholder of the Fund (the Adviser) prior to the public offering of its shares in accordance with the requirements of the Investment Company Act of 1940. Subsequent to that time, the staff of the SEC has eliminated these requirements for new funds and has determined that funds which had previously made such undertakings could decide whether or not to hold such meetings. The Trustees of the Fund have determined that it is in the best interests of the Fund not to hold such a meeting, until one is otherwise required, in order to avoid the costs of such a meeting.


CUSTODIAN

        Star Bank, N.A., Star Bank Center, Cincinnati, Ohio 45202 acts as the custodian of the portfolio securities and other assets of the Trust. Star Bank has no part in determining the investment policies of the Trust or the securities which are to be purchased, held or sold by the Trust. The Trust may purchase or sell securities from or to Star Bank.


INDEPENDENT PUBLIC ACCOUNTANTS

        The firm of Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio 45202, has been selected as independent public accountants for the Fund for the fiscal year ending June 30, 1998.

LEGAL COUNSEL

        Kirkpatrick & Lockhart LLP acts as legal counsel for the Fund.


EXCHANGES

        Any termination or modification of the exchange privilege will be preceded by 60 days' notice from the Fund except (1) under extraordinary circumstances where there is a suspension of the exchanged security under
Section 22(e) of the 1940 Act and the rules and regulations thereunder or the offering company temporarily ceases or delays sales of the acquired security because it is unable to invest amounts effectively in accordance with applicable investment objectives policies and restrictions; or (2) if the only material effect of an amendment is to reduce or eliminate an administrative fee, sales load, or redemption fee payable at the time of an exchange.


TELEPHONE ACCESS TO ACCOUNT INFORMATION

        Shareholders may access information about their Fund account by telephone 24 hours a day using a password assigned to them.


PERFORMANCE CALCULATIONS


The Fund's yield for the 30 days ended June 30, 1997 was 4.50%. The Fund's tax-equivalent yield was 8.73% based on combined Federal and Ohio tax rates of 44.1%, the highest marginal tax rates. The tax equivalent yield is the yield that a taxable investment would have to yield to be equivalent to the Fund's tax-free yield.

The Average Annual Total Return of the Fund based on purchase at the net asset price(1) has been as follows:

From inception (September 18, l992) through 6/30/97 6.86%
For 12 months ending 6/30/97                        8.80%


        The performance results shown above assume reinvestment of dividends and other distributions. The performance quoted above represents historical performance. The Fund's yield and return will fluctuate and value of an investment in the Fund will fluctuate so that an investor's shares may be worth more or less than their cost, when redeemed. During the period prior to July 1, l994, the Adviser waived fees and/or reimbursed Fund expenses which had the effect of increasing the performance shown above.

--------
(1) A sales load of up to 2% was charged until July 7, 1997, which is not reflected in the total return figures.

APPENDIX A


THE FUND MAY USE THE FOLLOWING HEDGING INSTRUMENTS:

        OPTIONS ON DEBT SECURITIES -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying securing against payment of the exercise price. A put option is a similar contract which gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise during the option term, to buy the underlying security at the exercise price. Options on debt securities are traded primarily in the over-the-counter market rather than on any of the several options exchanges.

        OPTIONS ON INDEXES OF DEBT SECURITIES -- An index assigns relative values to the securities included in the index and fluctuates with changes in the market values of such securities. Index options operate in the same way as more traditional options except that exercises of index options are effected with cash payments and do not involve delivery of securities. Thus upon exercise of an index option, the purchaser will realize and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

        BOND INDEX FUTURES CONTRACTS -- A bond index futures contract is a bilateral agreement pursuant to which one party agrees to accept and the other party agrees to make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

        INTEREST RATE FUTURES CONTRACTS -- Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

        OPTIONS ON FUTURES CONTRACTS -- Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call, and a long position in the case of a put.

[Family of Funds Brochure]


COVER PAGE

YOUR FUTURE STARTS TODAY

Graphic     Photo of men, women, children and a dog

Logo

Gradison

Mutual Funds

INSIDE COVER PAGE
YOUR FUTURE STARTS TODAY

Page 1

Whatever your goals or aspirations, whatever your objective. One thing is certain. An investment made today brings you that much closer to meeting that objective and reaching the goal. Whether it's starting a family, buying a house, saving for education, or planning for retirement. Time is critical. Hesitate and time will pass you by. Start today and the future is yours.

Page 2

THE MUTUAL FUND STORY

The first mutual fund company was established in 1924 as a private investment firm for its founders and is still in business today. By 1980, there were fewer than 600 mutual funds open to investors. Today, there are some 400 fund groups offering more than 6,000 mutual funds with investments totaling more than $3 trillion. Increasingly, mutual funds are the preferred vehicle for individual investors who are starting and building an investment program. And today, Gradison is a preferred name in mutual funds for a growing number of investors.

WHY MUTUAL FUNDS?

PROFESSIONAL MANAGEMENT

Mutual funds use investment professionals to manage the assets on a full-time basis. In addition to their dedicated time and experience, these investment advisers typically have access to extensive research and other analytical resources not available to most individual investors.

DIVERSIFICATION

Because a mutual fund has significantly more assets to invest than any individual participant, it can purchase and effectively manage a more diversified portfolio than can most individual investors.

FLEXIBILITY

A mutual fund is usually part of a family of funds. Fund families offer an exchange privilege that allow shareholders to reallocate assets quickly and easily among the various funds within that family of funds. Shares in any fund may be purchased or liquidated, often by a phone call, generally on any day that the New York Stock Exchange is open for business.

Page 3

WHY GRADISON MUTUAL FUNDS?

A RESPECTED NAME FOR SEVEN DECADES

A respected name for seven decades Gradison has been a recognized name in investment brokerage since 1925. The firm became a registered investment adviser in 1974 and established its first mutual fund in 1976. Today, Gradison offers seven mutual funds in a growing family of funds and manages more than $4 billion in assets in both mutual funds and individually managed accounts.

EXPERIENCED PORTFOLIO MANAGERS

Gradison portfolio managers average nearly 15 years of experience as professional portfolio managers and more than 20 years of experience in the investment field. We believe that this depth of first-hand experience, in both favorable and unfavorable market environments, sets us apart from those other fund managers who have yet to manage assets through a full market cycle.

SERVICE

         Low Minimum Investment of $1,000

         Convenient Automatic Dividend Reinvestment

         Automatic Investment Plan

         Automatic Withdrawals and Payment Plans

         Access To Funds

         Free Exchange Privileges

         Check Writing

         Wire Transfers

         Toll-Free Customer Service

         24-Hour Account Information

         Account Statements

         Year-End summary

         Quarterly Newsletter

         Shareholder Reports

         Internet Access


Page 4

REACHING YOUR INVESTMENT GOALS

FIGHTING INFLATION

Inflation, the increase in the cost of living, has averaged 4% since 1926. While it has been lower in recent years, it has also been substantially higher--reaching 14% in the early 1980s. The surest way of beating inflation is to earn a rate of return on your investments that exceeds the rate of inflation.

Chart:          WHAT INFLATION REALLY MEANS

        1995  $139,000    Single Family Home

        2000  $177,403    Graphic:  Picture of a

        2010  $288,971    partially built home

        2025  $600,750


                Automobile          1995   $18,359

       Graphic  Picture of an       2000   $23,431

                automobile          2010   $38,167

                                    2025   $79,347


           Four Year Public University Education

           1995   $26,972    Graphic  Picture of a
                             graduation cap and
           2000   $34,424    a diploma.

           2010   $58,073

           2025   $116,571

         Sources: National Association of Realtors; Department of Commerce; College Board. Future prices are based on a hypothetical average annual inflation rate of 5%.

EDUCATION

The cost of four years at a private college, including tuition, fees, books and other miscellaneous expenses, now averages nearly $95,000. It is projected to reach $170,000 in a decade. The cost of a public college is expected to nearly double from an average of $45,000 to more than $80,000 over the next ten years. Most families realize that no matter when they start saving and investing for this purpose, it usually is not soon enough.

BUILDING WEALTH

Many investors overlook the potential of investing in their most productive years when their incomes are high enough to put aside investment assets and the demands on their income are less than they inevitably will be later. Such assets can be invaluable not only for retirement but as emergency assets for unforeseen occurrences in life.

RETIREMENT

Given the national debate on Social Security and Medicare, the need for investors to assure adequate retirement assets for both their active retirement years, and the possibility of their inactive care years, should be apparent. Many people look solely to their company retirement plans for such assurance and only realize the need for supplemental assets much later.

YOUR FAMILY'S FUTURE

Providing for the education of a child or grandchild may only be a part of an investor's concern for future generations. They may have achieved a sufficient level of personal success to be able to consider investing in order to pass along significant assets to provide these future generations with greater assurance for their financial well-being in an uncertain world.

GRAPHIC Photo of two women embracing.


Page 5

INTELLIGENT INVESTING

Time is the essential ingredient

Experience has shown that there is no substitute for time in investing. Historically, the sooner money has been put to work, and the longer it has been invested, the more likely positive returns have resulted. Conversely, aggressive investors are more likely to have volatile results for shorter periods. Clearly, investing for the long-term is considered one of the keys to successfully creating investment wealth.

THE RULE OF 72:

HELPING YOU IN TAXING TIMES

Certain measurements are well known rules in everyone's daily life. Most people learn early in life, for example, that twelve inches equals a foot and that three feet make a year. With investments, similar, but not as well known, measurement rules apply. The Rule of 72 allows potential investors to find out how long it will take to double their money. All you have to do is divide 72 by the estimated interest rate of an investment, and the answer is roughly the number of years needed to double an investment.
Here's the formal equation:
Number of years to double the original investment = 72/ Interest Rate

Using the Rule

Check the table below to see some examples of how the Rule of 72 works.


Rate of       Rule of 72         Years to     Years to
 Return     (72/Interest Rate)    Double      Quadruple
   3%              72/3                24         48

   6%              72/6                12         24
   9%              72/9                 8         16
  12%              72/12                6         12

The rates of return shown are for illustrative purposes only and are not historical results or projections of the returns of any Gradison Mutual Fund. (Pie Charts)

THE LONGER YOUR TIME FRAME, THE GREATER THE CHANCE OF REWARD

Percent of time stocks had positive results for rolling periods beginning December 31, 1925, and ended December 31, 1995.


   71%              89%            97%           100%
  1 year            5 year        10 year       15 Year
 holding           holding        holding       holding
 periods           periods        periods       periods

Stocks will often rise and fall in value over the short term. When investing for growth, the longer your investment time frame, the greater the chance equity investments will produce positive results.

Source: Ibbotson Associates, Chicago. Based on the performance of the S & P 500, an unmanaged index of stocks. This information is historical and is not a guarantee of future performance of the S & P 500 or any Gradison Mutual Funds.

THE POWER OF COMPOUNDING

The term "compounding" is usually applied to investment income that is constantly reinvested to generate additional income. However, the concept of compounding applies equally well to investment profits that are constantly reinvested. The compounding of income and profits over long periods of time can have a meaningful impact on overall investment results. Again, time invested is invaluable.

(CHART) THE POWER OF COMPOUNDING IN A HYPOTHETICAL $10,000 INVESTMENT IN THE S&P 500

$170,000                   $168,820...................
$150,000            In the time frame illustrated here,


$130,000            reinvestment of all income and
$110,000            dividends resulted in $168,820,
$ 90,000            while not reinvesting income
$ 70,000            and dividends results in $59,304.
$ 50,000                   $ 59,304...................
$ 30,000
$ 10,000
    1/1/69                                 12/31/95

This chart is for illustrative purposes only. There is, of course, no correlation between the total return for the S&P 500 and past or future performance of any Gradison Mutual Fund. The S&P 500 is an unmanaged index compiled by Standard & Poor's Corporation. Investors cannot invest in the S&P
500. Past performance cannot guarantee future results. Source: The American Funds Group


Page 6

DISCIPLINED PERIODIC INVESTMENTS

It is our experience that the most difficult decision for most investors is not whether to invest, but when to invest. It is this dilemma that causes many investors to stay on the investment sidelines.

Dollar cost averaging is a widely used investment concept in the purchase of mutual funds that allows investors to overcome this difficult decision by periodically investing(such as weekly, monthly, or quarterly) the same dollar amount over a long period of time. Gradison Mutual Funds offer a periodic investment plan to make the process easier and more systematic.

CHART  DOLLAR COST AVERAGING CAN REDUCE YOUR AVERAGE COST PER SHARE

            Investment          Share          Shares
             Amount             Price         Purchased

  March      $  500             $10.00           50
  June       $  500             $12.50           40
  September  $  500             $ 5.00          100
  December   $  500             $10.00           50


             $2,000             $37.50          240

                   Average Price Per Share
                   ($37.50 divided by 4)       $9.38
                   Average Cost Per Share
                   ($2,000 divided by 240)     $8.33

Dollar cost averaging will never result in better performance than picking the best times to invest, if you were able to do so. But dollar cost averaging allows you invest the same amount periodically as the Fund's share price fluctuates. You therefore will purchase more shares of the Fund in those months when the price per share is low and less shares when the price is high. Most importantly, dollar cost averaging can help investors make the commitment to invest.

Of course, dollar cost averaging does not assure a profit and does not protect against loss in declining markets. And since dollar cost averaging involves continuous, periodic investing, you should consider your ability to continue purchases over an extended period of time.

(Graphic) Photo of two men, two women, a boy, girl and a dog walking.


                         CONSIDER GRADISON MUTUAL FUNDS

Equity Funds                      Fixed Income Fund                Money Market Funds

Established Value Fund            Government Income Fund           U. S. Government Reserves

Growth & Income Fund              Ohio Tax Free  Income Fund       Municipal Cash Series 2

                                  High Yield Fund 1                Ohio Municipal Cash Trust 2

Opportunity Value Fund                                             Michigan Municipal Cash Trust 2

International Fund



1. Planned for 1997-1998 and sold by prospectus only.

2. Federated Advisers acts as investment adviser for these funds and Federated Securities Corp. acts as distributor.

GRADISON EQUITY FUNDS

GRADISON ESTABLISHED VALUE FUND

The Established Value Fund invests for long-term capital growth using a disciplined stock selection process to identify investments from the large established companies that make up the Standard & Poor's 500 Composite Stock Price Index, and other similar sized companies, which the investment adviser considers to be undervalued. The stock selection process requires that companies meet a number of objectively measured criteria of value including the companies' relative book values, their price to earnings ratios, and other similar factors.

GRADISON GROWTH AND INCOME FUND

The Growth & Income Fund invests for long-term capital growth, as well as current income and growth of income. The Fund puts particular emphasis on identifying companies with higher than average growth rates, above average dividend returns, a history of paying increasing dividends, and which the investment adviser considers to be undervalued. We believe that stocks meeting this criteria provide the opportunity for price appreciation and current income while tending to moderate risk.

GRADISON OPPORTUNITY VALUE FUND

The Opportunity Value Fund uses a disciplined stock selection process to identify smaller companies, generally with market capitalization of less than $500 million that meet a number of objectively measured criteria of value including the companies' growth rates, relative book value, their price to earnings ratios, and other similar factors and which the investment adviser considers to be undervalued. The securities of smaller companies generally are more volatile than those of larger companies.

GRADISON INTERNATIONAL FUND

Blairlogie Capital Management of Edinburgh, Scotland, the subadviser to the International Fund, employs a "hybrid strategy" that invests in both developed international markets and in emerging international markets. Using a disciplined methodology, Blairlogie first identifies the countries that offer the most favorable investment environment, and then selects the individual investments in those countries. Generally the amount invested in emerging markets will not exceed 30% of the Fund's assets. International investing, particularly in emerging markets, involves greater risks than U.S. investing, such as political instability and currency fluctuation.

THE CASE FOR COMMON STOCKS

Stocks, more than most other types of investments, have historically shown the ability to grow faster than inflation and to create wealth over long investment periods. An investor who has long-term goals of ten years or more should strongly consider equities as a significant part of his or her investment portfolio. Historically, the longer an investor has held a well diversified portfolio of stocks the better that investor has fared, as evidenced in the pie chart on page 5.

THE ADVANTAGES OF BONDS

Although bond portfolios have not provided returns as high as stocks over long periods of time (as illustrated in the graph on page 9), they have provided less volatility and more reliable income than stocks. Investors with a relatively short investment horizon, may need to avoid the volatility of stocks. For example when an investor because near retirement, at a time when assets are needed; or to add greater stability to a portfolio by combining both stocks and bonds. Importantly, bond mutual funds provide the ability to reinvest these cash flows immediately and completely to take full advantage of compounding.

Page 8

GRADISON FIXED INCOME FUNDS

GRADISON GOVERNMENT INCOME FUND

Designed to provide current monthly income from a portfolio of intermediate to long-term

U.S. Government securities, the Fund's policy is to invest only in those Government securities that are guaranteed as to principal and interest by the full faith and credit of the United States Government and in repurchase agreements collateralized by such obligations.

The Fund is managed with an emphasis on total return, that is the combined effect of both income and changes in share value. Although the securities in the portfolio are guaranteed as to principal and interest by the U.S. Government, the market value of the Fund's shares will fluctuate with changes in interest rates and other market conditions. Mortgage backed securities may be subject to prepayment risk.

Graphic:  Photo of two young girls each sitting on an adult's shoulder.

GRADISON OHIO TAX-FREE INCOME FUND

Designed for Ohio investors who can benefit from a portfolio of long-term municipal bonds that are exempt from both federal and Ohio income taxes, the Fund provides monthly income by investing in Ohio municipal securities issued to finance public institutions and public works, and in private activity municipal bonds. In order to gain favorable yields, the Fund invests up to 20% of its assets in securities that may be subject to the alternative minimum tax for some investors.

Page 9

INDICES OF INVESTMENTS

IN U. S. CAPITAL MARKETS

(Chart) Comparison of Investments in Small Company Stocks, Large Company Stocks, Long-Term Government Bonds, U. S. Treasury Bills to Inflation for the period beginning 1925 through 1995, $0 to $10,000. Ending values: Small Company Stocks $3,822; Large Company Stocks $1,113; Long-Term Government Bonds $34; U. S. Treasury Bills $13; Inflation $9. 1926-1995

(YEAR-END 1925 = $1.00)
This chart is intended to show the growth of one dollar invested in different types of investments and the Consumer Price Index. It assumes reinvestment of all dividend and interest payments.

Past performance does not ensure further results.

SMALL COMPANY STOCKS are represented by the fifth capitalization quintile of stocks on the NYSE for 1926-1981 and thereafter, the performance of the Dimensional Fund Advisors (DFA) Small Company Fund;

LARGE COMPANY STOCKS are represented by the Standard & Poor's 500 Stock Composite Index (S&P 500);

LONG-TERM GOVERNMENT BONDS are represented by a one-bond portfolio with a maturity near twenty years;

U. S. TREASURY BILLS are represented by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

INFLATION is represented by the Consumer Price Index for All Urban Consumers (CPI-U), not seasonably adjusted.

Source: Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills, and Inflation (SBBI), 1995, updated in Stocks, Bonds, Bills, and Inflation 1996(TM), Ibbotson Associates,

Chicago. All rights reserved.

The indices and securities in the chart above do not reflect the actual portfolio composition, performance, or fees and expenses associated with investing in any Gradison Mutual Fund. The chart is not intended to imply future performance of any of these investments or any Gradison Mutual Fund. Performance figures of Gradison Mutual Funds are available by request from Gradison. The returns for stocks include reinvestment of dividends and interest. Government bonds and Treasury Bills are guaranteed by the U.S. Government and, if held to maturity, offer a fixed rate of return and fixed principal value.

In existing disclaimer replace "Past performance does not ensure future results" with: "The performance shown in the above chart is historical and is not intended to imply future performance of any of these investments or of any Gradison fund.

Page 10

GRADISON MONEY MARKET FUNDS

The money market funds offered by the Gradison Mutual Funds provide a full complement of services including checkwriting, high quality personalized checks, and the convenience of automatic sweeping of dividends from the Gradison Funds. The money market funds provide clear, monthly statements that include the name of the payees of any checks written against the account, as well as a highly useful year-end summary of all transactions. Graphic Photo of a man and woman seated next to one another going through documents.

GRADISON U. S. GOVERNMENT RESERVES
A full service money market fund designed to provide current money market yields by investing exclusively in securities issued by the U.S. Government, its agencies or instrumentalities. The fund has tax benefits in that it invests, to the greatest extent reasonable, only in selected U. S. Government securities that are not taxable by the states or by local governments.

MUNICIPAL MONEY MARKET FUNDS

Gradison also makes available a general municipal money market fund that provides income exempt from federal taxation and separate Ohio and Michigan money market funds that provide income that is not taxable at the federal state or local levels in those states. A portion of the income of both funds could be subject to the Alternative Minimum Tax (AMT) for investors who are subject to AMT. For more complete information about the Gradison Funds, including sales charges and expense, please obtain the appropriate prospectuses from your investment consultant or call 800-869-5999. Please read the prospectuses carefully before you invest or send money. Investment returns and principal of the funds will fluctuate so that you may have a gain or a loss when you sell your shares. Money market funds are neither insured nor guaranteed by the U.S. Government or any other entity. There can be no assurance that these funds will maintain a constant net asset value of $1.00 per share.

(Graphic) Man and woman sitting at a desk opposite each other.

Page 11

WORKING WITH YOUR PROFESSIONAL INVESTMENT CONSULTANT

We believe that your professional investment consultant is in the best position to provide you with investment advice.

Your consultant has the training and experience to provide you with guidance in making your investment decisions. We encourage you to share as much information as possible about your investment goals and your current personal and financial situation. Above all, we suggest you ask your investment consultant whatever you feel you need to know to help you fully understand the investments you are making.

SERVICE YOU CAN COUNT ON

LOW MINIMUN INVESTMENT OF $1,000 Low subsequent investment minimums of $50.

CONVENIENT AUTOMATIC DIVIDEND REINVESTMENT of income dividends and/or capital gain dividends into any Gradison fund.

AUTOMATIC INVESTMENT PLAN allows authorization of regular, systematic investments from bank accounts, money market funds and automated payroll into any Gradison fund.

AUTOMATIC WITHDRAWALS AND PAYMENT PLANS Can be set up to pay you or designated payees a specified amount monthly or quarterly.

ACCESS Shares can be redeemed at the then-current market value on any business day.

Page 12

EXCHANGE PRIVILEGES Including convenient telephone exchanges allows investors to move money from one Gradison Mutual Fund to another at any time. CHECK WRITING For all money market funds includes high quality personalized checks, check payee names on account statements, and return of canceled checks. 4

WIRE TRANSFERS Specified amounts can be transferred to pre-authorized accounts at other financial institutions. 5

4. A fee applies to checks under $100.00

5. A fee applies to wires.

TOLL-FREE CUSTOMER SERVICE Knowledgeable shareholder service representatives are available during business hours at 800-869-5999.

24-HOUR ACCOUNT INFORMATION During non-business hours TeleFund 24 provides touch-tone access to the most recent prices of Gradison Mutual Funds, current money market yield, and balances on all Gradison Mutual Funds accounts.

ACCOUNT STATEMENTS Clear, concise and informative.

YEAR-END SUMMARY A highly useful summary of all activity.

QUARTERLY NEWSLETTER Your Future provides Gradison shareholders with timely information about investing, mutual funds and the Gradison family of funds.

SHAREHOLDER REPORTS Semiannual updates on fund strategy, performance and portfolio holdings.

INTERNET World Wide Web site www.gradisonfunds.com provides quarterly updates on Gradison Mutual Funds, as well as other information of interest to mutual fund investors.

GETTING STARTED

Whatever your goals or aspirations, whatever your objective. One thing is certain. An investment made today brings you that much closer to meeting that objective and reaching that goal.

The most important thing is to get started. Call your Investment Consultant or contact Gradison Mutual Funds at 800-869-5999.

START TODAY AND THE FUTURE IS YOURS.

Graphic:   Photo of a baby smiling.

Back Cover

Logo

Gradison

Mutual Funds

1997 Gradison Mutual Funds   580 Walnut Street   Cincinnati, Ohio 45202
800/869-5999  513/579-5000  htt;:/WWW.gradisonfunds.com

[GMO Fact Sheet]
Logo
GRADISON
MUTUAL FUNDS


OHIO
TAX FREE
INCOME FUND


The Ohio Tax Free Income Fund's goal is to provide monthly income, consistent with preservation of capital, which is exempt from both federal and State of Ohio income taxes. It is designed for higher tax bracket Ohio investors who can take advantage of the double tax-free income generated from the Fund. The Fund offers the added benefit of the reinvestment of dividends, thus providing the compounding of income on a tax free basis.

The Fund invests in Ohio municipal bonds issued to finance general operating expenses of public institutions and public works. It also invests in "private activity" municipal bonds that are issued to obtain funding for privately operated facilities. In order to gain favorable yield spreads, the Fund may invest up to 20% of its assets in securities that are subject to the Alternative Minimum Tax ("AMT") for certain investors.

Symbol: GMOTX


AVERAGE ANNUAL TOTAL RETURN Periods Ended 6/30/97


                                                          Since Inception
                                 One Year    Three Years     (9/18/92)

For Shares Purchased
at Net Asset Value               +  8.80%     +  7.65%       +  6.86%

For Shares Purchased at Full
2% Sales Charge                  +  6.65%        6.94%       +  6.40%



Chart:

Value of $1,000 Since Inception

Graph:
          9/18/92 Inception Date        $1,374 as of 6/30/97

The value of a $1,000 investment made in the fund at inception with all dividend and capital gain distributions reinvested.


   1992         1993         1994         1995         1996        6/30/97

 $1,028.78   $1,164.50    $1,088.98    $1,272.38      $1,330.42    $1,373.88

The value of a $1,000 Investment made in the Fund at Inception with all dividend and capital gain distributions paid out.

 $1,013.60   $1,081.60     $ 960.00     $1,066.40     $1,060.80    $1,069.60

The performance quoted above represents past performance. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Total return includes changes in share value and reinvestment of all distributions. Past performance does not ensure future results.

Effective July 7, l997, all sales loads have been eliminated.


NET ASSETS AND QUALITY RATING

The information below is as               Pie Chart:
of June 30, 1997, and is
subject to change in the future.           A 11%
                                          AA 15%
                                         AAA 59%
                                    Not Rated 6%
                                          BBB 7%
                                         Cash 2%

$76 million

Net Assets as of 6/30/97





June 30, 1997

Graphic:  Photo of a man and woman








WEIGHTED AVERAGE MATURITY

Chart:

17 Years Weighted Average Maturity

   5    10    15    20    25

The maturity of the Fund's portfolio is as of June 30, 1997, and is subject to change. The net asset value of the Fund will fluctuate more than the value of a fixed income fund with a shorter term maturity.

PORTFOLIO MANAGER PROFILE

[Photo]: Stephen C. Dilbone, CFA
         Senior Vice President/Portfolio Manager
         Gradison McDonald Asset Management

With more than fourteen years investment experience, Steve Dilbone is responsible for managing the Ohio Tax Free Income Fund portfolio. Steve's additional responsibilities include overseeing all fixed income investments in the mutual fund group and in individually managed Gradison McDonald Asset Management accounts.

Prior to joining Gradison McDonald in 1990, Steve spent seven years with Merrill Lynch, most recently as Vice President of Municipal Markets in Chicago. A Chartered Financial Analyst, Steve holds a B.S. degree in Finance from Miami University and an M.B.A. in Finance from the University of Chicago.


PROFILE OF GRADISON MUTUAL OF FUNDS

Gradison Mutual Funds is a division of McDonald & Company, a leading regional investment firm which acquired Gradison in 1991. As a registered investment advisor since 1974 and mutual fund advisors since 1976, Gradison currently manages in excess of $4 billion in Gradison Mutual Funds and individually managed accounts.

A prospectus for the Ohio Tax Free Income Fund or any other Gradison Mutual Fund may be obtained by calling 513/579-5700 or 800/869-5999. The prospectus contains more complete information. Read it carefully before you invest.

McDonald & Company Securities, Inc. - Distributor

                    GMIFS 1059 - GMO 6/97

Graphic:  Photo of a man and two women

International Fund
Opportunity Value Fund
Growth & Income Fund
Ohio Tax Free Income Fund
Government Income Fund
Money Market Funds

Logo
GRADISON
Mutual Funds

PORTFOLIO OF INVESTMENTS   JUNE 30, 1997

      FACE                                                                       COUPON
     AMOUNT                        MUNICIPAL BONDS - 94.97%                       RATE     MATURITY         VALUE
  $  500,000    Akron, Bath, Coplay, OH Hospital (Akron General Hospital)*        5.38%    2/01/27    $      483,750
     545,000    Athens Co., OH Community Mental Health Series 1993 I              5.90     3/01/09           554,537
     335,000    Avon, OH G.O.                                                     6.50    12/01/15           366,825
   1,045,000    Avon, OH G.O.*                                                    5.50    12/01/17         1,024,100
   1,075,000    Broadview Heights, OH Industrial Development Revenue              6.25     7/01/13         1,112,625
   1,250,000    Cincinnati, OH Urban Redevelopment Improvement G.O.               6.30    12/01/15         1,342,188
   2,950,000    Cleveland, OH Certificates of Participation                       7.10     7/01/02         3,112,250
     750,000    Cleveland, OH Public Power System First Mortgage Revenue          7.00    11/15/16           861,563
   1,300,000    Cleveland, OH Urban Renewal Increment Bonds Series 1993           6.75     3/15/18         1,347,125
     100,000    Cleveland, OH Urban Renewal Increment Bonds Series 1993           6.63     3/15/11           103,500
     500,000    Cuyahoga Co., OH Health Care (Benjamin Rose Institute)            5.30    12/01/25           507,500
   1,500,000    Cuyahoga Co., OH Hospital Revenue
                   (Fairview General and Lutheran Medical Center)                 5.50     8/01/14         1,498,125
   1,500,000    Cuyahoga Co., OH Utility Systems Revenue
                   (The Medical Center Company Project)                           5.85     8/15/10         1,550,625
   2,185,000    Cuyahoga Co., OH Industrial Development Revenue                   6.50     6/01/16         2,321,563
   1,250,000    Dublin, OH City School District G.O.                              0.00    12/01/09           653,125
   1,000,000    Fairfield Co., OH City School District G.O.                       7.45    12/01/14         1,235,000
     650,000    Franklin Co., OH Hospital Revenue
                   (Worthington Christian Village)                                7.00     8/01/16           676,813
   1,310,000    Franklin Co., OH Industrial Development Revenue
                   (Columbus College of Art & Design)                             6.00     9/01/13         1,326,375
   2,300,000    Gateway Economic Development Corporation
                   of Greater Cleveland Stadium Revenue                           6.50     9/15/14         2,357,500
   2,020,000    Greater Cincinnati, OH Mortgage Revenue Refunding
                   (Walnut Towers Project)                                        6.90     8/01/25         2,141,200
   1,000,000    Greater Cleveland, OH Regional Transit                            5.60    12/01/11         1,021,250
   1,995,000    Hamilton Co., OH G.O.                                             5.50    12/01/17         2,014,950
   2,150,000    Hamilton Co., OH Hospital Facilities Revenue
                   (Deaconess Hospital)                                           7.00     1/01/12         2,297,813
     160,000    Hamilton Co., OH Hospital Facilities Revenue
                   (Childrens Hospital)                                           6.75     5/15/09           163,200
   1,050,000    Hilliard, OH City School District                                 5.00    12/01/20           973,875
   1,000,000    Kent, OH City School District                                     5.75    12/01/21         1,013,750


                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS   JUNE 30, 1997

      FACE                                                                       COUPON
     AMOUNT                        MUNICIPAL BONDS - (CONTINUED)                  RATE     MATURITY         VALUE
  $1,000,000    Kettering, OH City School District                                5.25%    1/01/22     $    957,500
   1,000,000    Lorain, OH G.O.                                                   7.88    12/01/09        1,090,000
   1,500,000    Lucas Co., OH Hospital Revenue (Toledo Hospital)                  5.00    11/15/10        1,460,625
   2,000,000    Lucas Co., OH Hospital Revenue (Toledo Hospital)                  5.00    11/01/22        1,820,000
     385,000    Lucas Northgate Housing Development Corp Ohio                     8.13     1/01/25          402,806
     500,000    Mount Vernon, OH City School District G.O.                        7.50    12/01/14          583,750
   1,000,000    Ohio Capital Corp Housing Mortgage Revenue Funding
                   (FHA Section 8 Housing)                                        6.35     7/01/15        1,032,500
     920,000    Ohio Capital Corp Housing Mortgage Revenue Refunding
                   (FHA Section 8 Housing)                                        6.50     7/01/24          949,900
     975,000    Ohio Capital Corp Housing Mortgage Revenue Refunding
                   (FHA Section 8 Housing)                                        7.70     1/01/25        1,022,531
   1,000,000    Ohio G.O.                                                         5.35     8/01/12        1,013,750
   1,150,000    Ohio State Air Quality Development Authority Revenue
                   (Ohio Power)                                                   7.40     8/01/09        1,236,250
   2,750,000    Ohio State Air Quality Development Authority Revenue
                   (Cleveland Electric)                                           8.00    12/01/13        3,190,000
   1,000,000    Ohio State Building Authority (Adult Correctional Building)       6.13    10/01/12        1,035,000
     500,000    Ohio State Economic Development Revenue (ABS Industries)          6.00     6/01/04          519,375
     815,000    Ohio State Economic Development Revenue
                   (Ohio Enterprise Bond Fund)                                    6.50    12/01/09          859,825
     540,000    Ohio State Economic Development Revenue                           5.60     6/01/02          543,375
   3,500,000    Ohio Higher Education Facilities Revenue (Xavier University)      5.38     5/01/22        3,412,500
   1,000,000    Ohio Higher Education Facilities Revenue (University of Dayton)*  5.20    12/01/10        1,000,000
   1,000,000    Ohio State Water Development Authority Revenue
                   (Dayton Power)                                                 6.40     8/15/27        1,061,250
   1,000,000    Ohio State Water Development Authority Revenue                    6.30     9/01/20        1,046,250
   2,700,000    Puerto Rico G.O.                                                  5.38     7/01/21        2,646,000
   1,000,000    Puerto Rico Electric Power Authority Revenue                      5.38     7/01/14          998,750
   1,500,000    Springdale, OH Hospital Facilities Revenue
                   (Southwestern Ohio Seniors' Services Inc.)                     5.88    11/01/12        1,492,500
   1,715,000    Springfield, OH City School District G.O.                         0.00    12/01/11          799,618
   1,000,000    Student Loan Funding Corporation, Cincinnati, OH
                   Senior Subordinated Revenue Bonds Series 1993A                 6.15     8/01/10        1,016,250
     500,000    Summit Co., OH G.O.                                               6.90     8/01/12          541,875

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS   JUNE 30, 1997

      FACE                                                                       COUPON
     AMOUNT                        MUNICIPAL BONDS - (CONTINUED)                  RATE     MATURITY         VALUE
  $1,500,000    Toledo-Lucas Co., OH Convention Center
                   Special Lodging Tax Revenue                                    5.70%   10/01/15    $   1,516,875
   1,000,000    University of Akron, OH                                           5.25     1/01/22          952,500
   1,000,000    University of Cincinnati, OH Certificates of Participation        5.00     6/01/09          990,000
   1,250,000    Upper Arlington, OH G.O.                                          5.13    12/01/19        1,200,000
     725,000    Warren Co., OH G.O.                                               6.55    12/01/14          829,218
   1,500,000    Westlake, OH G.O.                                                 5.55    12/01/17        1,511,250
   1,000,000    Westlake, OH G.O.                                                 5.50    12/01/20          997,500
   1,760,000    Westlake, OH Industrial Development Revenue                       6.40     8/01/09         1,839,200
                                                                                                      --------------
                   TOTAL MUNICIPAL BONDS
                      (AMORTIZED COST $71,535,324)                                                        73,629,850
                                                                                                      --------------
                                  SHORT-TERM INVESTMENTS - 5.03%
   3,000,000    Ohio Municipal Cash Trust**                                       3.64           -         3,000,000
    900,000     Ohio Tax-Free Money Fund**                                        3.47           -           900,000
                                                                                                      --------------
                   TOTAL SHORT TERM INVESTMENTS
                      (AMORTIZED COST $3,900,000)                                                          3,900,000
                                                                                                      --------------
                   TOTAL INVESTMENTS, AT VALUE
                      (AMORTIZED COST $75,435,324) - 100%                                             $   77,529,850
                                                                                                      ==============

*Security purchased on a delayed delivery basis. See Note 1.

**Ohio Municipal Cash Trust and Ohio Tax-Free Money Fund are money market mutual funds the investment objective of which is to provide current income exempt from federal regular and Ohio state income taxes consistent with stability of principal. Interest is accrued daily and paid to the Fund monthly. The coupon rate disclosed is the 7-day rate on June 30, 1997.

                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

                                                                        JUNE 30, 1997
ASSETS
    Investments in securities, at value (Note 1) (Cost $75,435,324)      $ 77,529,850
    Interest receivable                                                     1,106,401
    Receivable for investments sold                                           484,569
    Cash                                                                      145,469
    Prepaid expenses                                                            4,444
    Receivable for Fund shares sold                                               642
                                                                         ------------
      TOTAL ASSETS                                                         79,271,375
                                                                         ------------
LIABILITIES
    Payable for investments purchased                                       3,009,358
    Accrued investment advisory fee (Note 2)                                   30,618
    Other accrued expenses payable to adviser (Note 2)                         22,423
    Payable for Fund shares redeemed                                           20,475
    Dividends payable                                                           9,576
    Other accrued expenses and liabilities                                      6,449
                                                                         ------------
       TOTAL LIABILITIES                                                    3,098,899
                                                                         ------------
NET ASSETS                                                               $ 76,172,476
                                                                         ============
  Net assets consist of:
    Aggregate paid-in capital                                            $ 74,151,016
    Accumulated undistributed net investment income                             5,681
    Accumulated net realized loss                                             (78,747)
    Net unrealized appreciation of investments                              2,094,526
                                                                         ------------
  Net assets                                                             $ 76,172,476
                                                                         ============
  Shares of capital stock outstanding
    (no par value - unlimited number of shares authorized)                  5,698,746
                                                                         ============
  Net asset value and redemption price per share (Note 1)                $      13.37
                                                                         ============
  Maximum offering price per share (Note 1)                              $      13.64
                                                                         ============


               See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

                                                         YEAR ENDED JUNE 30, 1997
INVESTMENT INCOME                                                           $4,406,662
EXPENSES:
   Investment advisory fee (Note 2)                          $  377,638
   Distribution (Note 2)                                        188,819
   Accounting service fees (Note 2)                              48,000
   Transfer agency fees (Note 2)                                 39,323
   Professional fees                                             30,824
   Trustees' fees (Note 2)                                       17,939
   Amortization of organization expense (Note 2)                 11,397
   Printing                                                       6,735
   Registration fees                                              3,853
   ICI dues                                                       3,041
   Other                                                            246
                                                             ----------
      TOTAL EXPENSES                                                           727,815
                                                                            ----------
NET INVESTMENT INCOME                                                        3,678,847
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                           1,183,172
   Net change in unrealized appreciation of investments       1,449,100
                                                             ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                              2,632,272
                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $6,311,119
                                                                            ==========


See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED JUNE 30,
                                                                              -------------------------------
                                                                                  1997               1996
FROM OPERATIONS:
  Net investment income                                                       $  3,678,847       $  3,556,116
  Net realized gain on investments                                               1,183,172            237,361
  Net change in unrealized appreciation of investments                           1,449,100            406,577
                                                                              ------------       ------------
      Net increase in net assets resulting from operations                       6,311,119          4,200,054
                                                                              ------------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME                   (3,674,726)        (3,555,785)
                                                                              ------------       ------------
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                                                     18,817,895         14,042,107
  Net asset value of shares issued as distributions                              2,938,885          2,869,010
  Payments for shares redeemed                                                 (18,782,590)       (16,976,110)
                                                                              ------------       ------------
      Net increase (decrease) in net assets from Fund share transactions         2,974,190            (64,993)
                                                                              ------------       ------------
TOTAL INCREASE IN NET ASSETS                                                     5,610,583            579,276
NET ASSETS:
  Beginning of year                                                             70,561,893         69,982,617
                                                                              ------------       ------------
  End of year (including undistributed net investment income
      of $5,681 and $1,560, respectively) (Note 1)                            $ 76,172,476       $ 70,561,893
                                                                              ============       ============
NUMBER OF FUND SHARES:
  Sold                                                                           1,433,203          1,078,575
  Issued as distributions to shareholders                                          223,226            220,755
  Redeemed                                                                      (1,427,931)        (1,307,968)
                                                                              ------------       ------------
      Net increase (decrease) in shares outstanding                                228,498             (8,638)
  Outstanding at beginning of year                                               5,470,248          5,478,886
                                                                              ------------       ------------
  Outstanding at end of year                                                     5,698,746          5,470,248
                                                                              ============       ============



               See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS   JUNE 30, 1997

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Gradison-McDonald Municipal Custodian Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was created under Ohio law by a Declaration of Trust dated June 11, 1992; it commenced investment operations and the public offering of its shares on September 18, 1992. There is currently one series, the Gradison Ohio Tax-Free Income Fund (the "Fund"). The Fund's investment objective is to provide as high a level of current income exempt from Federal regular income tax and Ohio state personal income tax as is consistent with preservation of capital by investing primarily in municipal securities.

The Fund changed its fiscal year end to June 30, effective with the June 30, 1994 Annual Report.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of income and expenses for that period. Actual results could differ from those estimates.

SECURITIES VALUATION - Securities are valued in accordance with procedures established by management and approved by the Board of Trustees by using market quotations provided by an independent pricing service, prices provided by market makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost which approximates market value.

SECURITIES TRANSACTIONS - Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Gains and losses on sales of securities are calculated on the identified cost basis for financial reporting and tax purposes.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS - When the Fund purchases securities on a when-issued or delayed delivery basis, the transaction may be entered into a month or more before delivery and payment are made. Such securities are marked to market daily and begin earning interest on the settlement date. In the event that the seller fails to deliver the securities, the Fund could experience a loss to the extent of any appreciation, or a gain to the extent of any depreciation, in the price of the securities.

The Fund will maintain, in a segregated account with its custodian, cash or high-grade portfolio securities having an aggregate value at least equal to the amount of such purchase commitments. At June 30, 1997, the Fund had committed $3,009,358 to the purchase of delayed delivery securities; the market value of the securities segregated as collateral for this purchase is $3,470,125.

INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS - Interest income is accrued as earned. Interest income includes interest earned, net of premium and original issue discount, as required by the Internal Revenue Code.

Dividends arising from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

TAXES - It is the Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies, and distributes at least 90% of taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

NOTES TO FINANCIAL STATEMENTS     JUNE 30, 1997

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year, at least 98% of its taxable net investment income (earned during the calendar year) and 98% of its net realized capital gains, if any (earned during the twelve months ended October 31), plus undistributed amounts from prior years.

The tax basis of investments is equal to the amortized cost as shown on the Statement of Assets and Liabilities.

For both financial reporting and tax purposes, gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 1997 were $2,182,717 and $88,191, respectively.

As of June 30, 1997, the Fund had a capital loss carryforward for Federal income tax purposes of $78,747 which can be used to offset future capital gains.

FUND SHARE VALUATION - The net asset value per share is computed by dividing the net asset value of the Fund (total assets less total liabilities) by the number of shares outstanding. The maximum offering price per share is equal to the net asset value per share plus 2.04% of net asset value (or 2% of the offering price). The offering price is reduced on sales of $250,000 or more. The redemption price per share is equal to the net asset value per share. Effective July 7, 1997 the sales charge on purchases of Fund shares is eliminated.

ORGANIZATION EXPENSES - Expenses of organization have been capitalized and are being amortized on a straight-line basis over 60 months commencing upon the public offering of the Fund's shares.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

The Fund's investments are managed, subject to the general supervision and control of the Trust's Board of Trustees, by McDonald & Company Securities, Inc. ("McDonald"), a registered investment adviser and securities dealer, pursuant to the terms of an Investment Advisory Agreement (the Agreement). Under the terms of the Agreement, the Fund pays McDonald a fee computed and accrued daily and paid monthly based upon the Fund's average daily net assets at the annual rate of .50%.

The Agreement provides that McDonald bear the costs of salaries and related expenses of executive officers of the Fund who are necessary for the management and operations of the Fund. In addition, McDonald bears the costs of preparing, printing and mailing sales literature and other advertising materials, the cost of space and equipment rental, and compensates the Trust's trustees who are affiliated with McDonald. All expenses not specifically assumed by McDonald are borne by the Fund.

Under the terms of a Transfer Agency, Accounting Services and Administrative Services Agreement, McDonald provides transfer agent, dividend disbursing, accounting services and administrative services to the Trust. For the year ended June 30, 1997, the Fund paid McDonald a monthly fee for transfer agency and administrative services at an annual rate of $26.50 per shareholder non-zero balance account, plus out-of-pocket costs for statement paper, statement and reply envelopes and reply postage. Effective July, 1997, the Fund pays McDonald a monthly fee for transfer agency and administrative services at an annual rate of $23.00 per shareholder non-zero balance account and $5.00 per closed shareholder account, as defined, plus out-of-pocket costs for statement paper, statement and reply envelopes and reply postage. The Fund pays McDonald a monthly fee for accounting services based on the Fund's average daily net assets at an annual rate of .035% on the first $100 million, .025% on the next $100 million and .015% on any amount in excess of $200 million, with a minimum annual fee of $48,000.

NOTES TO FINANCIAL STATEMENTS JUNE 30, 1997


In accordance with the terms of a Distribution Service Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, the Fund pays McDonald a service fee for providing personal services to shareholders of the Fund, including responding to shareholder inquiries and providing information to shareholders about their Fund accounts. This fee is computed and paid at an annual rate of
 .25% of the Fund's average daily net assets.

During the year ended June 30, 1997, McDonald received sales charges aggregating $85,767 on sales of shares of the Fund.

The officers of the Trust are also officers of McDonald.

Each trustee of the Trust who is not affiliated with McDonald receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $3,500 payable in quarterly installments and (b) $250 for each Board of Trustees or committee meeting attended.

NOTE 3 - SUMMARY OF INVESTMENT TRANSACTIONS

For the year ended June 30, 1997, purchases and proceeds from the sale of securities, excluding short-term securities, amounted to $97,531,503 and $96,197,089, respectively.

NOTE 4 - PORTFOLIO COMPOSITION

The concentration of investments as of June 30, 1997, classified by revenue source and credit rating, was as follows:

       INVESTMENTS BY REVENUE SOURCE
      General Obligations        28.2%
      Revenue Bonds:
        Health Care              18.6
        Utilities                11.5
        Housing                  11.2
        Higher Education          8.2
        Public Facilities         6.9
        Industrial Development    3.8
        State Agency              1.3
      Municipal Lease             5.3
      Money Market                5.0
                                -----
         Total                  100.0%
                                =====

    INVESTMENTS BY CREDIT RATING
 S&P/Moody's:
  AAA/Aaa                   58.7%
  AA/Aa                     14.3
  A/A                       11.2
  BBB/Baa                    7.3
  Unrated (1)                5.8
 Money Market (2)            2.7
                           -----
 Total                     100.0%
                           =====

(1) Unrated obligations have been determined by the adviser to be of equivalent quality to the rated securities in which the Fund is permitted to invest.

(2) Money market funds in the Fund's portfolio invest in obligations rated in one of the two highest short-term rating categories or unrated obligations of comparable quality.

See the Fund's Portfolio of Investments for additional information on portfolio composition.

                             [ARTHUR ANDERSEN LOGO]

     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of the Gradison Ohio Tax-Free Income Fund of the Gradison-McDonald Municipal Custodian Trust:

We have audited the accompanying statement of assets and liabilities of the Gradison Ohio Tax-Free Income Fund of the Gradison-McDonald Municipal Custodian Trust (an Ohio business trust), including the portfolio of investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gradison Ohio Tax-Free Income Fund of the GradisonoMcDonald Municipal Custodian Trust as of June 30, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.


                                                  /s/ Arthur Andersen LLP


Cincinnati, Ohio,
July 25, 1997

                                     PART C
                                OTHER INFORMATION
Item 24. FINANCIAL STATEMENTS AND EXHIBITS

  (a)(1) Financial Statements (included in prospectus
              Financial Highlights

  (a)(2) Financial Statements (included in statement of additional information).

              Portfolio of Investments as of June 30, 1997.
              Statement of Assets and Liabilities as of June 30, 1997. Statement of Operations for the year ended June 30, 1997. Statement of Changes in Net Assets for the years ended
               June 30, 1996 and June 30, l997.
              Notes to financial statements.
              Report of Independent Public Accountants

(b)Exhibits (All included herein)
   ( 1)    Declaration of Trust.
   ( 2)    By-Laws of Trust.
   ( 5)    Investment Advisory Agreement dated August 25, l992.
   ( 6)(a) Master Distribution Agreement as amended through April 14,
             l994.
   ( 6)(b) Form of Dealer's Agreement.
   ( 8)    Custodian Agreement dated August 24, l992.
   ( 9)    Transfer Agency Agreement as amended through May 8, l997.
   (10)    Opinion of Counsel.
   (11)    Consent of Independent Accountant.
   (15)    Distribution Service Plan dated August 25, l992.
   (16)    Schedule of Performance Calculations.
   (18) Powers of Attorney of Bradley E. Turner, Daniel Castellini, Patricia Jamieson, Donald E. Weston,
                     Rankin, Theodore Emmerich, and Jerome Schnee.

Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Not applicable.

Item 26. NUMBER OF HOLDERS OF SECURITIES

                                               Number of Record Holders
            Title of Class                     as of October 1, l997
            --------------                     ---------------------

Shares of beneficial
interest of Registrant

Gradison Ohio Tax-Free Income Fund                    1,440

Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to the captions "Management of the Trust" on page __ of the Prospectus that is Part A of this Registration Statement, "Trustees and Officers of the Trust" on page __ of the Statement of Additional Information of the Gradison Ohio Tax-Free series of the Trust that is part of Part B of this Registration Statement and to Item 29(b) of this Part C of the Registration Statement.


Item 29. PRINCIPAL UNDERWRITERS

  (a) The principal underwriter of the Registrant is the Gradison Division of McDonald & Company Securities, Inc., which also serves as the principal underwriter and investment adviser for Gradison-McDonald Cash Reserves Trust, Gradison Custodian Trust, and Gradison Growth Trust.

  (b) Information pertaining to the underwriter's directors and officers is contained in the following table.

                                            Principal             Positions and
                     Positions and Offices  Business              Offices with
Name                 With Underwriter       Address               Registrant
----                 ---------------------  ---------             --------------

Daniel F. Austin     Director, Vice         800 Superior Avenue     None
                     Chairman               Cleveland Ohio 44114

Jack N. Aydin        Director, Managing     One Evertrust Plaza     None
                     Director               Jersey City, NJ  07302

Eugene H. Bosart,    Director, Senior       260 East Brown Street   None
 III                 Managing Director      Birmingham, MI  48009

Thomas G. Clevidence Director, Senior       800 Superior Avenue     None
                     Managing Director      Cleveland, OH 44114

Robert Clutterbuck   Director, President,   800 Superior Avenue     None
                     Chief Operating,       Cleveland, OH  44114
                     Officer, Chief
                     Financial Officer

Ralph M. Della Ratta Director, Senior       800 Superior Avenue     None
Jr.                  Managing Director,     Cleveland, Ohio 44114


Dennis J. Donnelly   Director, Senior       800 Superior Avenue     None
                     Managing Director      Cleveland, OH  44114

David W. Ellis, III  Director, and Sr.      580 Walnut Street       None
                     Managing Director      Cincinnati, OH  45202
                    (Gradison Division)

Patricia J. Jamieson Secretary/Treasurer    800 Superior Avenue     Treasurer,
                     Chief Financial        Cleveland, OH 44114     Chief
                     Officer                                        Financial
                                                                    Officer

David W. Knall       Director, Senior       One American Square     None

                     Managing Director      Indianapolis, IN  46282

Thomas M. McDonald   Director, Managing     800 Superior Avenue
                     Director,              Cleveland, OH  44114

John F. O'Brien      Director, Senior       800 Superior Avenue     None
                     Managing Director      Cleveland, OH  44114

Lawrence T. Oakar    Director,              800 Superior Avenue     None
                     Managing Director      Cleveland, OH  44114

James C. Redinger    Director, Senior       800 Superior Avenue     None
                     Managing Director      Cleveland, OH  44114

William Summers, Jr. Director, Chairman,    800 Superior Avenue     None
                     Chief Executive        Cleveland, OH  44114
                     Officer

David D. Sutcliffe   Director,              800 Superior Avenue     None
                     Managing Director      Cleveland, OH 44114

Bradley E. Turner    Director, Senior       800 Superior Avenue     President
                     Managing Director      Cleveland, OH  44114


Item 30 LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31(a) thereunder are maintained at the offices of the Registrant, 580 Walnut Street, Cincinnati, Ohio 45202, except as indicated below opposite the applicable reference to the aforesaid Rules.

Rule                                   In Possession of:
----                                   -----------------

31a-1(b)(1), 31a-1(b)(2)(i)(a)-(f),    Star Bank, N.A., Star Bank
                                                Center,
31a-1(b)(2)(ii), 31a-1(b)(5) and       Cincinnati, Ohio 45202.
31a-1(b)(8)


Item 31. MANAGEMENT SERVICES

Not applicable.


Item 32. UNDERTAKINGS

The Registrant hereby undertakes to provide, without cost, a copy of its most recent annual report upon request.

Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction, the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                           SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and State of Ohio on the 28th day of October 1997.

Registrant hereby certifies that this Amendment to Registration Statement meets all of the requirements for effectiveness pursuant to paragraph (b) of Rule 485.


GRADISON-MCDONALD MUNICIPAL CUSTODIAN TRUST
(Registrant)


By */s/ DONALD E. WESTON
    ---------------------------
    Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


         Signature         Title                            Date
         ---------         -----                            ----

*DONALD E. WESTON          Chairman of the Board      October 28, l997
                           (Principal Executive
                            Officer and Trustee)

*DANIEL J. CASTELLINI      Trustee                           "

*THEODORE EMMERICH         Trustee                           "

*RICHARD RANKIN            Trustee                           "

*JEROME SCHNEE             Trustee                           "

*BRADLEY E. TURNER         President                         "

*PATRICIA J. JAMIESON      Treasurer
                           (Principal Financial and          "
                            Accounting Officer)

*By  /s/ Richard M. Wachterman
         Richard M. Wachterman
         Attorney-in-Fact

                                Exhibit List

Exhibit Number   Description
--------------   -----------

   ( 1)          Declaration of Trust.
   ( 2)          By-Laws of Trust.
   ( 5)          Investment Advisory Agreement.
   ( 6)          Master Distribution Agreement.
   ( 6)(b)       Dealer's Agreement.
   ( 8)          Custodian Agreement.
   ( 9)          Transfer Agency Agreement.
   (10)          Opinion of Counsel.
   (11)          Consent of Independent Accountant.
   (15)          Distribution Service Plan Dated February 25, l994.
   (16)          Schedule of Performance Calculations.+
   (18)          Powers of Attorney of Bradley E. Turner, Daniel
                   Castellini, Patricia Jamieson, Donald E. Weston, Rankin, Theodore Emmerich, and Jerome Schnee.



                                      -1-